EXECUTION VERSION

Exhibit 10.105

SECURITIES PURCHASE AGREEMENT

by and among

FLOORING AFFILIATED HOLDINGS, LLC,

STEPHEN J. KELLOGG,

THE OTHER EQUITYHOLDERS OF THE ACQUIRED COMPANIES
LISTED ON EXHIBIT A,

and

SOLELY FOR PURPOSES OF SECTION 3.4 HEREOF, LIVE VENTURES INCORPORATED

Dated as of January 18, 2023

SECURITIES PURCHASE AGREEMENT

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Page

ARTICLE 1: DEFINITIONS		1
ARTICLE 2: PURCHASE AND SALE		13
2.1	Purchase and Sale of the Purchased Equity Interests	13
2.2	Amount and Form of Consideration	13
2.3	Purchase Price Adjustment	14
2.4	Tax Withholding	16
2.5	Payments to the Seller Representative	16
ARTICLE 3: CLOSING AND DELIVERIES		17
3.1	Closing	17
3.2	Deliveries by the Sellers	17
3.3	Deliveries by the Buyer	19
3.4	Deliveries by Parent	19
3.5	Termination of Buy-Sell Agreement	19
ARTICLE 4: REPRESENTATIONS AND WARRANTIES RELATING TO THE SELLERS		19
4.1	Validity and Enforceability	20
4.2	Title to Purchased Equity Interests	20
4.3	No Conflict	20
4.4	Litigation	20
4.5	Economic Risk; Sophistication; Accredited Investors	20
4.6	Brokers	21
ARTICLE 5: representations and warranties relating to the Acquired companies		21
5.1	Existence and Good Standing	21
5.2	Power	21
5.3	Capitalization of the Acquired Companies	22
5.4	No Conflicts	22
5.5	Financial Statements	23
5.6	Conduct of Business	24
5.7	Taxes	25
5.8	Real Property	29
5.9	Personal Property	30
5.10	Intellectual Property	30
5.11	Material Contracts	32

i

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(continued)

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5.12	Necessary Property	34
5.13	Insurance	34
5.14	Litigation and Orders	34
5.15	Compliance with Laws	35
5.16	Permits	35
5.17	Labor Matters	35
5.18	Employee Benefit Plans	37
5.19	Environmental	39
5.20	Product and Service Liability and Warranty	41
5.21	Undisclosed Liabilities	41
5.22	Customers and Suppliers	41
5.23	Related Party Transactions	43
5.24	International Trade; Anti-Corruption	43
5.25	Certain Payments	44
5.26	Bank Accounts	44
5.27	Books and Records	44
5.28	Brokers	44
5.29	CARES Act and COVID Relief Programs	44
ARTICLE 6: REPRESENTATIONS AND WARRANTIES OF THE BUYER		44
6.1	Existence and Good Standing	44
6.2	Power	45
6.3	Validity and Enforceability	45
6.4	No Conflict	45
6.5	Consents	45
6.6	Investment Intention	45
6.7	Capitalization	45
6.8	Brokers	45
ARTICLE 7: POST-CLOSING COVENANTS		46
7.1	Litigation Support	46
7.2	Transition	46
7.3	Confidentiality	46
7.4	Seller Undertakings	46
7.5	Further Assurances	47

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(continued)

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7.6	Preservation of Records	47
7.7	Public Announcements	47
7.8	Treatment of Affiliate Loans	47
7.9	Holdback Amount	47
7.10	Post-Closing Bonus Pool Allocation	48
7.11	Release of Guarantors	48
7.12	Payment of Retention Bonus	48
7.13	RSU Award	49
ARTICLE 8: TAX MATTERS		49
8.1	Straddle Period	49
8.2	Transfer Taxes	50
8.3	Cooperation; Audits	50
8.4	Certain Controversies	51
8.5	Section 338(h)(10) Election; Purchase Price Allocation	51
8.6	Tax Sharing Agreements	52
8.7	Transfer Pricing; Tax Gross Up.	52
ARTICLE 9: REMEDIES		53
9.1	General Indemnification Obligation	53
9.2	Notice and Opportunity to Defend	54
9.3	Survivability; Limitations; Right to Assert Claims	55
9.4	Manner of Payment; Release of Holdback Amount	56
9.5	Contribution and Waiver	56
9.6	Specific Performance	57
9.7	Adjustment to Purchase Price	57
9.8	Set-Off	57
9.9	Non-Recourse	57
ARTICLE 10: PARENT COMMON STOCK		57
10.1	Compliance with Law	57
10.2	Restriction on Sale or Other Transfer of Parent Common Stock	58
10.3	Insider Trading	58
ARTICLE 11: MISCELLANEOUS		58
11.1	General Release	58
11.2	Expenses	59

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(continued)

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11.3	No Assignment; Successors and Assigns; Third Party Beneficiaries	59
11.4	Headings	59
11.5	Integration, Modification and Waiver	59
11.6	Construction	59
11.7	Severability	60
11.8	Notices	60
11.9	Governing Law	61
11.10	Consent to Jurisdiction and Service of Process	61
11.11	Waiver of Jury Trial	61
11.12	Counterparts	61
11.13	Seller Representative	61

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LIST OF EXHIBITS

Exhibit A Sellers

Exhibit B Form of Note & Guaranty

Exhibit C-1 Form of Employment Agreement (Stephen J. Kellogg)

Exhibit C-2 Form of Employment Agreement (Benjamin Rowe)

Exhibit D Form of Restrictive Covenant Agreement

Exhibit E Form of Restated Lease

Exhibit F Restricted Stock Unit Agreement (Benjamin Rowe)

Exhibit G Allocation Among Acquired Companies

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SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of this 18th day of January, 2023, is entered into by and among Flooring Affiliated Holdings, LLC, a Delaware limited liability company (the “Buyer”), Stephen J. Kellogg, an individual resident of California, in his capacity as the Seller Representative pursuant to Section 11.13 and in his capacity as an equityholder of the Acquired Companies (“Kellogg”), the other equityholders of the Acquired Companies listed on Exhibit A (collectively with Kellogg, the “Sellers”), and solely for purposes of Section 3.4, Live Ventures Incorporated, a Nevada corporation trading on the NASDAQ under the symbol “LIVE” (“Parent”). Unless the context otherwise requires, terms used in this Agreement that are capitalized and not otherwise defined in context have the meanings set forth or cross-referenced in Article 1.

RECITALS

A. The Sellers are the registered and beneficial owners of all of the issued and outstanding Equity Interests of the Acquired Companies, as set forth on Schedule 5.3.

B. The Sellers desire to sell to the Buyer, and the Buyer desires to purchase from the Sellers, all of the issued and outstanding Equity Interests of the Acquired Companies (collectively, the “Purchased Equity Interests”), subject to the terms and on the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1:
DEFINITIONS

For purposes of this Agreement:

“7 Day Stone” means 7 Day Stone, Inc., a California corporation.

“Accounting Firm” means a neutral, nationally-recognized accounting firm selected by mutual agreement of the Buyer and the Seller Representative.

“Acquired Companies” or “Acquired Company” means, individually or collectively as the context requires, (i) Flooring Liquidators, (ii) Elite Builder Services, (iii) 7 Day Stone, (iv) K2L, (v) SJ&K Equipment, and (vi) Floorable; provided, that in no event will the Acquired Companies include any of the Excluded Entities.

“Affiliate” means, with respect to any Person, a Person that directly or indirectly controls, controlling, is controlled by, or is under common control with, any such Person and any officer, director, manager, executor, trustee or fiduciary (or other controlling Person) of such Person or of a Person that controls such Person. The term “control” (including the terms “controlled by” or “under common control with”) means, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting Equity Interests, by contract or otherwise. The term “Affiliate” also includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, of a natural Person.

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“Affiliate Loans” has the meaning set forth in Section 5.23.

“Agreement” has the meaning set forth in the preamble.

“Anti-Corruption Laws” means all Laws relating to the prevention of corruption and bribery including the U.S. Foreign Corrupt Practices Act of 1977, as amended, and any other applicable “anti-corruption” or “anti-bribery” Laws of any other jurisdiction.

“Applicable Tax Year-End” means, (i) with respect to an S Corporation, the end of the day immediately preceding the Closing Date and (ii) with respect to each Acquired Company other than an S Corporation, the end of the day on the Closing Date.

“Average Parent Stock Price” means the VWAP for the 20 consecutive Trading Days ending on (and including) the Trading Day that immediately precedes the Closing Date.

“Business Day” means any day other than a Saturday, a Sunday or any other day on which banks are required or authorized by Law to be closed in Las Vegas, Nevada.

“Buyer” has the meaning set forth in the preamble.

“Buyer Indemnitee” has the meaning set forth in Section 9.1(a).

“CARES Act and COVID Relief Programs” means, collectively, (a) the Coronavirus Aid, Relief, and Economic Security Act, the Families First Coronavirus Response Act, and the American Rescue Plan Act of 2021, and all FAQs, Memoranda or Interim Final Rules issued by any Governmental Authority related thereto, including any programs or facilities established by the Board of Governors of the Federal Reserve System to which the U.S. Treasury Department has provided financing as contemplated by Title IV of the Coronavirus Aid, Relief and Economic Security Act and (b) the Consolidated Appropriations Act, 2021 (H.R. 133).

“Change of Control” means (a) any sale, license or transfer by the Buyer of all or substantially all of its assets on a consolidated basis in a single transaction or a series of related transactions to an independent third party (or group of affiliated or associated independent third parties); (b) any acquisition by any independent third party (or group of affiliated or associated independent third parties) of beneficial ownership of a majority of the total voting power or economic interests, by value, of the Buyer, in either case, in a single transaction or a series of related transactions; or (c) any consolidation, merger or reorganization (whether in one or multiple transactions) of the Buyer that results in any independent third party (or group of affiliated or associated independent third parties) obtaining fifty percent (50%) or more of the outstanding voting power or economic interests, by value, of the Buyer (or its successor if the Buyer is not the surviving entity); provided, that a transaction shall not constitute a “Change of Control” if its principal purpose is to change the state of formation or incorporation of the Buyer, the entity form of the Buyer or to create one or more holding companies that will be owned, directly or indirectly, in substantially the same proportions by the shareholders of the Buyer immediately prior to such transaction, or any other transaction which has a similar purpose or effect.

“Claim” has the meaning set forth in Section 11.1.

“Claim Notice” has the meaning set forth in Section 9.2(a).

“Closing” has the meaning set forth in Section 3.1.

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“Closing Date” has the meaning set forth in Section 3.1.

“Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

“Confidential Information” means any confidential, technical, non-public and/or proprietary information concerning the business or affairs of any Acquired Company, including information relating to customers, clients, suppliers, vendors, distributors, investors, lenders, consultants, independent contractors or employees, price lists and pricing policies, financial statements and information, budgets and projections, business plans, production costs, market research, marketing, sales and distribution strategies, manufacturing techniques, processes and business methods, technical information, pending projects and proposals, new business plans and initiatives, research and development projects, inventions, discoveries, ideas, technologies, Trade Secrets, know-how, formulae, designs, patterns, marks, names, improvements, industrial designs, mask works, works of authorship and other Intellectual Property, devices, samples, plans, drawings and specifications, photographs and digital images, computer software and programming, all other confidential information and materials relating to the business or affairs of any Acquired Company, and all notes, analyses, compilations, studies, summaries, reports, manuals, documents and other materials prepared by or for any Acquired Company containing or based in whole or in part on any of the foregoing, whether in verbal, written, graphic, electronic or any other form and whether or not conceived, developed or prepared in whole or in part by any Acquired Company. For the avoidance of doubt, “Confidential Information” shall include the terms of this Agreement and the other Transaction Documents.

“Consent” means any consent, novation, approval, authorization, qualification, waiver, registration or notification required to be obtained from, filed with or delivered to a Governmental Authority or any other Person.

“Contracts” means all legally binding contracts, agreements, leases (whether real or personal property), licenses, commitments, arrangements, instruments, guarantees, bids, statements of work, purchase orders, quotes, invoices and proposals, in each case, oral or written.

“Controlled Group” means any trade or business (whether or not incorporated) (a) under common control within the meaning of Section 4001(b)(1) of ERISA with any of the Acquired Companies or (b) that together with any of the Acquired Companies is treated as a single employer under Section 414(t) of the Code.

“Copyrights” means all: (a) works of authorship, whether in published or unpublished works, databases, data collections and rights therein, mask work rights, software, web site content, or any other copyrightable work, or any other copyrightable work; (b) rights to compilations, collective works and derivative works of any of the foregoing and moral rights in any of the foregoing; (c) registrations and applications for registration for any of the foregoing and any renewals or extensions thereof; and (d) moral rights and economic rights of others in any of the foregoing.

“COVID-19” means SARS-CoV-2 and/or the novel coronavirus disease 2019 (COVID-19) public health emergency, epidemic, pandemic and outbreak occurring on and prior to the Closing Date, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks.

“Determination Date” has the meaning set forth in Section 2.3(e).

“Disputed Items” has the meaning set forth in Section 2.3(c).

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“Domain Names” means Internet electronic addresses, uniform resource locators and alphanumeric designations associated therewith registered with or assigned by any domain name registrar, domain name registry or other domain name registration authority as part of an electronic address on the Internet and all applications for any of the foregoing.

“Elite Builder Services” means Elite Builder Services, Inc., a California corporation.

“Employee Plans” means: (a) all “employee benefit plans”, as defined in Section 3(3) of ERISA; (b) all other employment, severance pay, salary continuation, bonus, incentive, stock option, equity-based, retirement, pension, profit sharing or deferred compensation plans, contracts, programs, funds, or arrangements of any kind; and (c) all other employee benefit plans, contracts, programs, funds, or arrangements (whether written or oral, qualified or nonqualified, funded or unfunded, foreign or domestic, currently effective or terminated) and any trust, escrow, or similar agreement related thereto, whether or not funded, in respect of any present or former employees, directors, managers, officers, equity holders, consultants or independent contractors of the Acquired Companies or any other member of the Controlled Group that are sponsored or maintained by the Acquired Companies or any other member of the Controlled Group or with respect to which the Acquired Companies or any other member of the Controlled Group has made or is required to make payments, transfers or contributions or with respect to which the Acquired Companies or any other member of the Controlled Group has or could have any liability.

“Employment Agreements” has the meaning set forth in Section 3.2(j).

“Enterprise Value” has the meaning set forth in Section 2.2(a).

“Environment” means soil, surface waters, groundwater, drinking water, land, stream sediments, surface or subsurface strata, ambient air or indoor air, including any material or substance used in the physical structure of any building or improvement.

“Environmental Condition” means any condition of the Environment with respect to the Real Property, with respect to any property previously owned, leased or operated by any Acquired Company to the extent such condition of the Environment existed at the time of such ownership, lease or operation, or with respect to any other real property at which any Hazardous Material generated by the operation of the business of the Acquired Companies prior to the Closing Date has been handled, treated, stored, recycled or disposed of, or has otherwise come to be located, which violates any Environmental Law, or results in any Release, or Threat of Release, damage, loss, cost, expense, claim, demand, order or liability.

“Environmental Law” means any Law relating to human health or safety or protection of the Environment or natural resources, Releases of Hazardous Materials, workplace safety or injury to persons relating to exposure to any Hazardous Materials.

“Equity Interest” means, with respect to any Person (other than a natural Person), (a) any capital stock, limited liability company interest, partnership interest, trust interest or any other equity security or interest, (b) any security directly or indirectly convertible into, exchangeable for or evidencing the right to subscribe for any capital stock, limited liability company interest, partnership interest, trust interest other equity security, or security containing any profit participation features or otherwise linked to the value of any equity security or interest, (c) any warrant, option, call, or other right, directly or indirectly, to subscribe for, acquire, receive or purchase any capital stock, limited liability company interest, partnership interest, trust interest or other equity security or security containing any profit participation features or otherwise linked to the value of any equity security or interest, (d) any equity appreciation rights, phantom equity rights (including any profits interest), derivative of an equity security or interest or other similar rights, or

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(e) any bonds, indentures, notes or other indebtedness providing for the right to vote (or any convertible securities that have the right to vote) on any matters on which equityholders may vote.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“Estimated Closing Statement” has the meaning set forth in Section 2.3(a).

“Estimated Indebtedness” has the meaning set forth in Section 2.3(a).

“Estimated Selling Expenses” has the meaning set forth in Section 2.3(a).

“Excluded Entities” means, collectively, (i) K2L Property Management, LLC, a California limited liability company, (ii) All About Kitchens, LLC, a California limited liability company, (iii) Railroad Investments, LLC, a California limited liability company, (iv) Retail Sample Solutions, LLC, a Delaware limited liability company, and (v) Retail Sample Technologies, Inc., a Delaware corporation.

“Expiration Date” has the meaning set forth in Section 9.3(a).

“Final Indebtedness” has the meaning set forth in Section 2.3(b).

“Final Selling Expenses” has the meaning set forth in Section 2.3(b).

“Final Statement” has the meaning set forth in Section 2.3(b).

“Financial Statements” has the meaning set forth in Section 5.5(a).

“Floorable” means Floorable, LLC, a California limited liability company.

“Flooring Liquidators” means Flooring Liquidators, Inc., a California corporation.

“Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Validity and Enforceability), Section 4.2 (Title to Purchased Equity Interests), Section 4.5 (Economic Risk; Sophistication; Accredited Investors), Section 4.6 (Brokers), Section 5.1 (Existence and Good Standing), Section 5.2 (Power), Section 5.3 (Capitalization of the Acquired Companies), the first sentence of Section 5.9 (title to Personal Property), the first sentence of Section 5.10(b) (title to Intellectual Property), Section 5.12 (Necessary Property), Section 5.23 (Related Party Transactions), Section 5.28 (Brokers), and Section 5.29 (CARES and COVID Relief Programs).

“GAAP” means U.S. generally accepted accounting principles.

“General Enforceability Exceptions” has the meaning set forth in Section 4.1.

“Governing Documents” means, with respect to any Person that is not an individual, the agreements and instruments, including any amendments thereto, by which such Person establishes its legal existence or governs its internal affairs, including such Person’s (a) certificate or articles of incorporation or formation, as amended; (b) bylaws or operating or limited liability company agreement, as amended; and (c) any and all other similar and/or related documents, as amended.

“Governmental Authority” means any government or political subdivision or regulatory authority, whether federal, state, local, foreign or territorial, or any agency, commission, bureau, department,

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authority, court, arbitration tribunal or instrumentality of any such government or political subdivision or regulatory authority, or any court, mediator or arbitrator.

“Hazardous Material” means any pollutant, toxic substance, including formaldehyde, asbestos and asbestos-containing materials, hazardous waste, hazardous material, hazardous substance, contaminant, petroleum or petroleum-containing materials, radiation and radioactive materials, leaded paints, toxic mold and other harmful biological agents, polychlorinated biphenyls and other materials as defined in, the subject of, or that could give rise to liability under any Environmental Law.

“Holdback Amount” means an aggregate amount equal to $2,000,000.00.

“Holdback Release Date” has the meaning set forth in Section 9.4.

“Indebtedness” of any Person means: either (a) any liability of such Person (i) for borrowed money (including the current portion thereof), (ii) under any reimbursement obligation relating to a letter of credit, bankers’ acceptance, note purchase facility or similar instruments, (iii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation), (iv) for the payment of money relating to leases that should be classified as a capitalized lease obligation in accordance with GAAP, (v) for all or any part of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), including any “earnout” or similar payments or any non-compete payments (including pursuant to that certain Promissory Note, dated July 12, 2019, by and among, Flooring Liquidators, Kellogg, and House of Carpets, Inc. in the amount of $200,000), (vi) under interest rate swap, hedging or similar agreements, (vii) for any and all amounts owed by any Acquired Company to any of its Affiliates (other than another Acquired Company, but including the Excluded Entities) or any of the Sellers or any of their respective Affiliates (other than another Acquired Company, but including the Excluded Entities), including unpaid dividends or distributions declared or payable by any Acquired Company, (viii) for any employment or payroll Taxes deferred by any Acquired Company pursuant to the CARES Act and COVID Relief Programs, (ix) for obligations of any Acquired Company for deferred compensation, post-retirement welfare benefits, unfunded or underfunded pensions and severance obligations and similar liabilities arising prior to the Closing with respect to the termination of any current or former employee, and (x) for customer deposits and the cash portion of deferred revenue, or (b) any liability of others described in the preceding clause (a) that such Person has guaranteed, that is recourse to such Person or any of its assets or that is otherwise its legal liability or that is secured in whole “or in part by the assets of such Person. For purposes of this Agreement, Indebtedness includes any and all accrued interest, success fees, prepayment premiums, make-whole premiums or penalties and fees or expenses (including attorneys’ fees) associated with the prepayment of any Indebtedness.

“Indemnified Party” has the meaning set forth in Section 9.2(a).

“Indemnifying Party” has the meaning set forth in Section 9.2(a).

“Information Systems” means all computer hardware, databases and data storage systems, computer, data, database and communications networks (other than the Internet), architecture interfaces and firewalls (whether for data, voice, video or other media access, transmission or reception) and other apparatus used to create, store, transmit, exchange or receive information in any form.

“Initial Purchase Price” has the meaning set forth in Section 2.2(a).

“Intellectual Property” means any and all of the following in any jurisdiction throughout the world, by whatever name or term known or designated, tangible or intangible, whether arising by operation of Law, Contract, or otherwise: (a) Copyrights; (b) Domain Names; (c) Patents; (d) Software, (e) Trademarks;

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(f) Trade Secrets; (g) rights of publicity, and (h) claims and rights in and to all income, royalties, damages, claims, and payments now or hereafter due or payable with respect to any of the foregoing, and in and to all causes of action, either in law or in equity, for past, present or future infringement, misappropriation, violation, dilution, unfair competition or other unauthorized use or conduct in derogation or violation of or based on any of the foregoing rights, and the right to receive all proceeds and damages therefrom, unless not permitted by this Agreement.

“Interim Financial Statements” has the meaning set forth in Section 5.5(a).

“Investment” means any Equity Interest (including any convertible debt, options, warrants and similar instruments), of record or beneficially, directly or indirectly, in any Person.

“IRCA” has the meaning set forth in Section 5.17(d).

“IRS” means the Internal Revenue Service.

“K2L” means K2L Leasing, LLC, a California limited liability company.

“Kellogg” has the meaning set forth in the preamble.

“Kellogg NING” means the Kellogg 2022 Family Irrevocable Nevada Trust.

“Kellogg Revocable Trust” means the Stephen J. Kellogg Revocable Trust Dated April 17, 2015.

“Kellogg Trusts” means, individually or collectively as the context requires, (i) the Kellogg Revocable Trust, (ii) the Kaitlyn Kellogg 2022 Irrevocable Trust, (iii) the Augustus Kellogg 2022 Irrevocable Trust, and (iv) the Kellogg NING.

“Knowledge of the Sellers” or “Sellers’ Knowledge” means the actual knowledge of each Seller and the knowledge that such Persons would reasonably be expected to have after due inquiry and reasonable investigation (but, for the avoidance of doubt, without any affirmative obligation to conduct such inquiry or investigation).

“Law” means any federal, state, local, foreign or other law, statute, code, ordinance, rule, regulation, common law, regulatory or administrative guidance, constitution, treaty, principle of common law or other requirement of any Governmental Authority.

“Leased Real Property” has the meaning set forth in Section 5.8(b).

“Liability Claim” has the meaning set forth in Section 9.2(a).

“Liens” means any mortgage, pledge, hypothecation, deed of trust, lease, rights of others, right of first refusal, claim, security interest, encumbrance, easement, servitude, proxy, title defect, title retention agreement, voting trust agreement, transfer restriction, community property interest, option, lien, charge or similar restrictions or limitations.

“Litigation Conditions” has the meaning set forth in Section 9.2(b).

“Lock-up Period” has the meaning set forth in Section 10.2.

“Losses” has the meaning set forth in Section 9.1(a).

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“Material Adverse Effect” means any event, effect, circumstance, change, occurrence, fact, condition or development, that, individually or in the aggregate with other events, effects, circumstances, changes, occurrences, facts, conditions or developments, is or would reasonably be expected to be materially adverse (without regard to duration) to either (a) the business, assets, liabilities, employees, business relationships, operations (including results of operations) or condition (financial or otherwise) of the Acquired Companies, taken as a whole, or (b) any of the Sellers’ or the Acquired Companies’ ability to consummate the transactions contemplated by this Agreement; provided, that none of the following (either alone or in combination) shall constitute or be taken into account in determining whether there has been a Material Adverse Effect: (i) changes in economic conditions affecting the United States, including changes in interest rates, (ii) changes in national or international political or social conditions in any jurisdiction where the Acquired Companies operate, including hostilities, acts of war, terrorism or military actions, (iii) changes in financial, banking or securities markets, or (iv) changes in GAAP or applicable Law; provided, further, that any such adverse effect described in the preceding clauses (i) through (iv) shall constitute or be taken into account in determining whether there has been a Material Adverse Effect to the extent that such adverse effect disproportionately affects the Acquired Companies relative to other Persons engaged in the industries in which the Acquired Companies operate.

“Material Contract” and collectively, “Material Contracts” have the meanings set forth in Section 5.11(a).

“Material Customers” has the meaning set forth in Section 5.22(a).

“Material Suppliers” has the meaning set forth in Section 5.22(b).

“Measurement Time” means 12:01 a.m. Pacific Time on the Closing Date.

“NASDAQ” means The Nasdaq Stock Market LLC (The Nasdaq Capital Market).

“Note Amount” has the meaning set forth in Section 2.2(b)(i).

“Objection Notice” has the meaning set forth in Section 2.3(c).

“Order” means any order, writ, injunction, judgment, directive, award, ruling, decree or similar determination of any Governmental Authority and any stipulation, settlement agreement, conciliation agreement or compliance agreement made or entered into in connection with any Proceeding.

“Ordinary Course of Business” means the ordinary and usual course of day-to-day operations of the businesses of the Acquired Companies through the Closing Date consistent with past custom and practice (including with respect to volume, quantity and frequency).

“Owned Intellectual Property” means all Intellectual Property owned or purported to be owned (in whole or in part) by any Acquired Company.

“Parent” has the meaning set forth in the preamble.

“Parent Common Stock” means restricted shares of the common stock, $0.001 par value per share, of Parent.

“Patents” means all patents, industrial and utility models, industrial designs, petty patents, patents of importation, patents of addition, certificates of invention, design patents, patent applications, patent disclosures and any other indicia of invention ownership issued or granted by any Governmental Authority,

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including all provisional applications, priority and other applications, divisionals, continuations (in whole or in part), extensions, reissues, re-examinations or equivalents or counterparts of any of the foregoing; and moral and economic rights of inventors in any of the foregoing.

“Permit” means any permit, registration, license, approval, certificate, qualification, consent, accreditation, authorization or similar document or authority granted or issued by a Governmental Authority or other certification or accreditation body.

“Permitted Liens” means (a) statutory Liens for current Taxes, assessments, fees and other charges by Governmental Authorities that are not due and payable as of the Closing Date, (b) mechanics’, carriers’, workers’, and repairers’ Liens arising or incurred in the Ordinary Course of Business that are not material to the business, operations and financial condition of any Acquired Company’s property so encumbered and that are not resulting from a breach, default or violation by any Acquired Company of any Contract or Law, and (c) any recorded easement, covenant, zoning or other restriction on the Leased Real Property that, together with all other Permitted Liens, does not prohibit or impair the current use, occupancy, value, or marketability of title of the property subject thereto.

“Person” means any individual, sole proprietorship, partnership, corporation, limited liability company, unincorporated society or association, trust or other entity.

“Personal Information” means personally identifiable information or other confidential customer information and includes information that: (a) can be used to identify, contact, or locate a specific individual, (b) can be used in conjunction with other personal or identifying information to identify or locate a specific individual, or (c) is defined as “personal information” by applicable laws relating to the collection, use, storage, and/or disclosure of information about an identifiable individual.

“Post-Closing Straddle Period” has the meaning set forth in Section 7.1(a).

“PPP Loan Program” means the Paycheck Protection Program provided for under the CARES Act and COVID Relief Programs and administered by the United States Small Business Administration.

“Pre-Closing Straddle Period” has the meaning set forth in Section 7.1(a).

“Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date.

“Privilege Period” has the meaning set forth in Section 7.1(a).

“Proceeding” means any demand, charge, complaint, action, suit, proceeding, arbitration, hearing, audit, interference, opposition, reexamination, concurrent use, cancellation, investigation or claim of any kind (whether civil, criminal, administrative, investigative, informal or other, at law or in equity) commenced, filed, brought, conducted or heard by, against, to, of or before or otherwise involving, any Governmental Authority.

“Prohibited Transaction” means any transaction prohibited by either Section 4975 of the Code or Section 406 of ERISA which is not exempted by either Section 4975 of the Code or Section 408 of ERISA.

“Proprietary Software” means any Software developed by, or specifically for, any Acquired Company.

“Purchased Equity Interests” has the meaning set forth in the recitals.

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“Purchase Price” has the meaning set forth in Section 2.2(a).

“Purchase Price Allocation” has the meaning set forth in Section 7.5.

“Real Property” means any and all real property and interests in real property of any Acquired Company (together with all buildings, structures, fixtures and improvements thereon), including the Leased Real Property, any real property leaseholds and subleaseholds, purchase options, easements, licenses, rights to access and rights of way and any other real property otherwise owned, occupied or used by any Acquired Company.

“Real Property Lease” has the meaning set forth in Section 5.8(b).

“Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing or dumping of a Hazardous Material into the Environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Materials) and any condition that results in the exposure of a person to a Hazardous Material.

“Released Party” has the meaning set forth in Section 11.1.

“Releasing Party” has the meaning set forth in Section 11.1.

“Repaid Indebtedness” has the meaning set forth in Section 2.2(c).

“Restated Leases” has the meaning set forth in Section 3.2(o).

“Retention Bonus” means the retention bonus, in an amount equal to $1,000,000.00 (plus the employer portion of any payroll, social security, unemployment or similar Taxes imposed with respect thereto), to be paid to Rowe pursuant to Section 7.12.

“Rowe” means Benjamin Rowe.

“RSU Value” means an aggregate amount equal to $1,000,000.

“S Corporation” has the meaning set forth in Section 5.7(v).

“Sanctioned Country” means a country or territory that is subject or target of comprehensive Sanctions (currently, the Crimea region of Ukraine, Cuba, Iran, North Korea, and Syria).

“Sanctioned Person” means: (i) any Person listed on any applicable Sanctions-related list of designated, restricted, or blocked persons, including any such lists maintained by the United States Department of the Treasury’s Office of Foreign Assets Control (and including any Person who appears on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identifications List); (ii) any national of a Sanctioned Country; or (iii) any entity that is, in the aggregate, 50% or greater owned directly or indirectly, or otherwise controlled by a person or persons described in clause (i) of this definition.

“Sanctions” means all applicable economic or financial sanctions and trade embargoes of any Governmental Authority with jurisdiction over any Acquired Company, including those of the United States, the United Nations Security Council, the European Union or the United Kingdom.

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“Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

“Section 338(h)(10) Election” has the meaning set forth in Section 8.5(a).

“Sellers” has the meaning set forth in the preamble. In addition, any and all references to a Seller, individually, or the Sellers, collectively, shall mean, be a reference to and include (a) Kellogg, with respect to each of the Kellogg Trusts; (b) Kimberly M. Hendrick with respect to the Kimberly M. Kellogg Revocable Trust Dated June 20, 2016; and (c) Rene Llamas with respect to The Llamas 2015 Revocable Trust Dated September 9, 2015, including for purposes of all covenants, obligations and agreements set forth herein (including the indemnification obligations in Article 9) and in the other Transaction Documents.

“Seller Representative” means the Person appointed agent and attorney-in-fact for and on behalf of the Sellers pursuant to Section 11.13. In accordance with Section 11.13, Kellogg shall act as the Seller Representative.

“Selling Expenses” means any and all (a) unpaid costs, fees and expenses of outside advisors incurred by any Acquired Company, the Seller Representative or any of the Sellers and for which any Acquired Company has agreed to pay relating to the process of selling any Acquired Company or their assets or businesses, whether incurred in connection with this Agreement or otherwise, including all legal fees, accounting, tax, investment banking fees and expenses, (b) change-of-control, transaction, sale or similar bonuses or payments payable to employees, agents and consultants of or to any Acquired Company in connection with the transactions contemplated by this Agreement and unpaid by such Acquired Company as of the Closing Date (including the employer portion of any payroll, social security, unemployment or similar Taxes), including any such amounts payable to Rowe, (c) severance obligations, retention bonuses and “stay” bonuses owed by any Acquired Company to employees, agents and consultants of or to any Acquired Company triggered prior to or in connection with the transactions contemplated by this Agreement (including the employer portion of any payroll, social security, unemployment or similar Taxes), and (d) amounts payable (including to Thomas Bond or Sheri Bond) pursuant to that certain Stock Purchase Agreement, dated January 31, 2020, among Thomas Bond, Sheri Bond and Kellogg (in the form of change-of-control, transaction, sale or similar bonuses or payments, or otherwise, and whether or not triggered prior to or in connection with the transactions contemplated by this Agreement), plus the employer portion of any payroll, social security, unemployment or similar Taxes imposed thereon; provided, that in no event shall “Selling Expenses” include the Retention Bonus.

“Share Amount” has the meaning set forth in Section 2.2(b)(ii).

“SJ & K Equipment” means SJ & K Equipment, Inc., a California corporation.

“Software” means all computer software and code, including assemblers, applets, compilers, source code, object code, development tools, design tools, user interfaces and data, in any form or format, however fixed, such as, but not limited to, databases and data collections.

“Straddle Period” has the meaning set forth in Section 7.1(a).

“Subsidiary” means any Person of which any shares or other equity interests having ordinary voting power for the election of directors or comparable managers of such Person are at the time owned by any Seller, by one or more directly or indirectly wholly or partially owned subsidiaries of such Seller, or by such Seller and one or more such subsidiaries, whether or not at the time the shares of any other class or

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classes or other equity interests of such Person will have or might have voting power by reason of the happening of any contingency.

“Tax” means (a) any foreign, United States federal, state or local net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, escheat, abandoned or unclaimed property, capital stock, net worth, privilege, intangible, value added, transfer, franchise, profits, license, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, real property, personal property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed by any Law or Taxing Authority, in each case, whether disputed or not, (b) any liability for the payment of any amounts of any of the foregoing types as a result of being a member of an affiliated, consolidated, combined or unitary group, or being a party to any agreement or arrangement whereby liability for payment of such amounts was determined or taken into account with reference to the liability of any other Person, (c) any liability for the payment of any amounts as a result of being a party to any tax sharing or allocation agreements or arrangements (whether or not written) or with respect to the payment of any amounts of any of the foregoing types as a result of any express or implied obligation to indemnify any other Person, and (d) any liability for the payment of any of the foregoing types as a successor, transferee or otherwise.

“Tax Gross-Up Amount” means the aggregate amount of additional Taxes that the Kellogg Revocable Trust (or the Person from whom such trust is disregarded as separate for federal and, where applicable, state and local income Tax purposes) is obligated to pay as a result of the Kellogg Revocable Trust selling the Purchased Equity Interests of Elite Builder Services with the Section 338(h)(10) Election rather than the Kellogg Revocable Trust selling the Purchased Equity Interests of Elite Builder Services without the Section 338(h)(10) Election, assuming, in each case, that all representations and warranties of the Sellers made herein are accurate and complete in all respects.

“Tax Matter” has the meaning set forth in Section 8.4.

“Tax Returns” means all Tax returns, statements, reports, elections, schedules, claims for refund, and forms (including estimated Tax or information returns and reports), including any supplement or attachment thereto and any amendment thereof.

“Taxing Authority” means any Governmental Authority responsible for the determination, enforcement, assessment, collection, administration or the imposition of any Tax.

“Threat of Release” means a substantial likelihood of a Release that requires action to prevent or mitigate damage to human health or the Environment that might result from such Release.

“Trademarks” means trademarks, service marks, fictional business names, trade names, commercial names, certification marks, collective marks, Internet domain names and uniform resource locators and alphanumeric designations associated therewith and other proprietary rights to any words, names, slogans, symbols, logos, devices or combinations thereof used to identify, distinguish and indicate the source or origin of goods or services; registrations, renewals, applications for registration, equivalents and counterparts of the foregoing; and the goodwill of the business associated with each of the foregoing.

“Trade Secrets” means anything that would constitute a “trade secret” under applicable law, and all other inventions (whether patentable or not), industrial designs, discoveries, improvements, ideas, designs, models, formulae, patterns, compilations, data collections, drawings, blueprints, mask works, devices, methods, techniques, processes, know-how, confidential information, proprietary information,

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customer lists, software and technical information; and moral and economic rights of authors and inventors in any of the foregoing.

“Trading Day” means, with respect to a security, a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day.

“Transaction Documents” means the Employment Agreements, the Note & Guaranty, the Restrictive Covenant Agreements, the RSU Agreement and each agreement, document, instrument or certificate contemplated by this Agreement or to be executed by the Buyer, the Seller Representative or any of the Sellers or Acquired Companies in connection with the consummation of the transactions contemplated by this Agreement, in each case only as applicable to the relevant party or parties to such Transaction Document, as indicated by the context in which such term is used.

“Transfer Taxes” has the meaning set forth in Section 7.2.

“VWAP” means the volume-weighted average price per share for transactions in the Parent Common Stock as reported by NASDAQ.

ARTICLE 2:
PURCHASE AND SALE

2.1 Purchase and Sale of the Purchased Equity Interests. Concurrently with the execution and delivery of this Agreement, the Sellers hereby sell, transfer, assign, convey and deliver to the Buyer, and the Buyer hereby purchases, or causes to be purchased, from the Sellers, all of the Purchased Equity Interests, free and clear of any Liens.

2.2 Amount and Form of Consideration.

(a) Subject to the adjustments set forth in Section 2.3 (as adjusted, the “Purchase Price”), the aggregate consideration to be paid by the Buyer for the purchase and sale of the Purchased Equity Interests is an amount equal to $85,000,000.00 (the “Enterprise Value”), minus (i) the Estimated Indebtedness (other than the Repaid Indebtedness), minus (ii) the Estimated Selling Expenses, minus (iii) the RSU Value, and minus (iv) an amount equal to the Retention Bonus (such amount, the “Initial Purchase Price”).

(b) At the Closing, the Purchase Price will be paid to, or for the benefit of, the Sellers as follows:

(i) an amount of the Purchase Price equal to $34,000,000.00 (the “Note Amount”) will be paid to the Kellogg Trusts pursuant to the issuance by the Buyer of a promissory note and guaranty (the “Note & Guaranty”), in the form attached hereto as Exhibit B, in favor of the Kellogg Trusts, with an original aggregate principal amount equal to the Note Amount;

(ii) an amount of the Purchase Price equal to $4,000,000.00 (the “Share Amount”) will be paid to the Kellogg NING pursuant to the issuance by Parent of a number of restricted shares of Parent Common Stock, calculated by dividing the Share Amount by the Average Parent Stock Price (the “Stock Consideration”), which shall be issued to the Kellogg NING pursuant to Section 3.4; provided, that at Parent’s election no fractional

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shares of Parent Common Stock shall be issued, if any, and the Kellogg NING shall be entitled to receive the nearest whole share of Parent Common Stock rounded upwards; and

(iii) an amount of the Purchase Price equal to (A) the Purchase Price, minus (B) the Holdback Amount, minus (C) the Note Amount, and minus (D) the Share Amount, will be paid by or on behalf of the Buyer to the Seller Representative (on behalf of and for further distribution to the Sellers), by bank wire transfer of immediately available funds to an account designated by the Seller Representative not less than three (3) Business Days prior to the Closing; provided, that, at the Closing, the Buyer shall be entitled to use cash in the Acquired Companies’ bank accounts (as set forth on Schedule 5.26) to fund (on behalf of the Buyer and in satisfaction of the Buyer’s obligation pursuant to this Section 2.2(b)(iii) to the extent so paid) some or all of the cash portion of the Purchase Price payable pursuant to this Section 2.2(b)(iii), and the Sellers shall cause the Acquired Companies to effect the foregoing as directed by the Buyer prior to the Closing.

(c) At the Closing, (i) the Sellers shall pay, or cause the Acquired Companies to pay, in full to the Persons entitled thereto pursuant to the Payoff Letters in respect of such Indebtedness delivered by the Seller Representative to the Buyer not less than five (5) Business Days prior to the Closing Date, the Indebtedness set forth on Schedule 2.2(c) (the “Repaid Indebtedness”) that is outstanding immediately prior to the Closing as set forth on the Estimated Closing Statement; and (ii) the Buyer shall, on behalf of the Sellers, or the Acquired Companies, pay, or cause to be paid, the Estimated Selling Expenses, as set forth on the Estimated Closing Statement, to the Persons entitled thereto pursuant to the instructions delivered by the Seller Representative to the Buyer not less than five (5) Business Days prior to the Closing Date.

(d) Notwithstanding anything to the contrary in this Agreement, any amounts paid to or for the benefit of any Seller or other Person pursuant to the terms of this Agreement that constitute wages or compensation subject to employment or withholding Tax may be paid by or on behalf of the Buyer to the applicable Acquired Company or its Affiliate, which in turn shall pay, or cause to be paid, to the applicable Seller or other Person such amounts (less applicable employment or withholding Tax which shall be deposited with the appropriate Governmental Authority in accordance with applicable Law) as promptly as practicable thereafter, but in no event later than the second payroll cycle following such Acquired Company’s or its Affiliate’s receipt thereof through the payroll of such Acquired Company or its Affiliate.

2.3 Purchase Price Adjustment.

(a) The Seller Representative has delivered to the Buyer a statement (the “Estimated Closing Statement”) setting forth its reasonable good faith estimates of (i) the aggregate amount of cash and cash equivalents held by the Acquired Companies on a consolidated basis as of the Measurement Time (determined without giving effect to the consummation of the transactions contemplated hereby), (ii) the Indebtedness of the Acquired Companies outstanding as of immediately prior to the Closing (such estimate, the “Estimated Indebtedness”), and (iii) the unpaid portion of the Selling Expenses as of immediately prior to the Closing (such estimate, the “Estimated Selling Expenses”), which statement contains (x) an estimated balance sheet of the Acquired Companies on a consolidated basis as of the Closing Date (without giving effect to the transactions contemplated herein), and (y) reasonable supporting calculations with respect to each of the amounts and components set forth in the Estimated Closing Statement. The Buyer shall be entitled to review the Estimated Closing Statement and the Seller Representative shall consider in good faith the Buyer’s reasonable comments to the Estimated Closing Statement and to the extent the Seller Representative agrees with any such revisions, the Seller Representative shall deliver to

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the Buyer a revised Estimated Closing Statement. If the Buyer and the Seller Representative are unable to reach agreement on any proposed changes, the parties shall proceed to Closing and the Buyer shall accept the Estimated Closing Statement (and the components thereof) as proposed by the Seller Representative solely for purposes of the payments to be made at Closing, which acceptance shall not limit or otherwise affect the Buyer’s remedies under this Agreement or otherwise or constitute an acknowledgment by the Buyer of the accuracy of the Estimated Closing Statement.

(b) Within ninety (90) days after the Closing Date, the Buyer shall prepare and deliver, or cause to be prepared and delivered, to the Seller Representative a statement (the “Final Statement”), setting forth its calculations of (i) Indebtedness of the Acquired Companies outstanding as of immediately prior to the Closing (the “Final Indebtedness”), and (ii) the unpaid portion of the Selling Expenses as of immediately prior to the Closing (the “Final Selling Expenses”).

(c) Within thirty (30) days following receipt by the Seller Representative of the Final Statement, the Seller Representative shall deliver written notice (an “Objection Notice”) to the Buyer of any dispute it has with respect to the preparation or content of such statement. An Objection Notice must describe in reasonable detail the items contained in the Final Statement that the Seller Representative disputes and the basis for any such disputes. Any items not disputed in the Objection Notice will be deemed to have been accepted by the Seller Representative and the Sellers. Furthermore, if the Seller Representative does not deliver an Objection Notice with respect to the Final Statement within such thirty (30)‑day period, such statement will be final, conclusive and binding on the parties. If the Seller Representative delivers a timely Objection Notice, the Buyer and the Seller Representative shall negotiate in good faith to resolve the disputes set forth therein. If the Buyer and the Seller Representative, notwithstanding such good faith effort, fail to resolve such disputes within thirty (30) days after the Seller Representative delivers an Objection Notice, then the Buyer and the Seller Representative, jointly, shall engage the Accounting Firm to resolve only the items then remaining in dispute (the “Disputed Items”) in accordance with the standards set forth in this Section 2.3(c). As promptly as practicable thereafter (and, in any event, within thirty (30) days after the Accounting Firm’s engagement), the Buyer and the Seller Representative shall each prepare and submit a presentation to the Accounting Firm. In resolving such Disputed Items, the Accounting Firm shall consider only the Disputed Items. As soon as practicable thereafter, the Buyer and the Seller Representative shall cause the Accounting Firm to choose one of the party’s positions with respect to the Disputed Items based solely on the presentations by the Buyer and the Seller Representative. The party whose position is not accepted by the Accounting Firm (either the Buyer or the Seller Representative) will be responsible for all of the fees and expenses of the Accounting Firm. All determinations made by the Accounting Firm will be final, conclusive and binding on the parties.

(d) For purposes of complying with the terms set forth in this Section 2.3, each party hereto shall cooperate with and make available to the other party and its representatives all information, records, data and working papers and shall permit access to its facilities and personnel, as may be reasonably required in connection with the preparation and analysis of the Final Statement and the resolution of any disputes under the Final Statement; provided, however, that (i) the provision of any information or access pursuant to this Section 2.3(d) will be subject to appropriate confidentiality undertakings and, if applicable, execution of customary release letters in favor of the auditors as requested by the auditors in connection with the sharing of work papers and (ii) nothing in this Section 2.3(d) will require any party to disclose information that is subject to attorney-client privilege

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(e) Within five days after the date on which the Final Indebtedness and the Final Selling Expenses are finally determined pursuant to Section 2.3(c) (such date, the “Determination Date”), the Seller Representative and the Buyer shall jointly determine the amount by which the Initial Purchase Price would have been adjusted pursuant to Section 2.2(a) had the Final Indebtedness and the Final Selling Expenses (each as finally determined pursuant to Section 2.3(c)) been substituted for the Estimated Indebtedness and the Estimated Selling Expenses, respectively, as of the Closing.

(i) If such substitutions would have resulted in a Purchase Price that is less than the Purchase Price that was paid on the Closing Date, then at the Buyer’s election, such shortfall shall be satisfied, and the Buyer shall be entitled to recover such shortfall, by offsetting such shortfall (plus any cancellation of indebtedness income incurred or otherwise payable by the Buyer or any Affiliate thereof for income Tax purposes as a result of offsetting against the Note & Guaranty pursuant hereto) against any amounts (including principal and interest) outstanding under the Note & Guaranty (which such offset amounts shall no longer be due or payable, or subject to further interest accrual, at any time thereafter and shall instead, for Tax purposes and otherwise, be deemed to have been paid by the Buyer to the Kellogg Trusts under the Note & Guaranty and then paid back to the Buyer by the Kellogg Trusts in satisfaction of the Sellers’ obligations pursuant to this Section 2.3(c)(i)).

(ii) If such substitutions would have resulted in a Purchase Price that is greater than the Purchase Price that was paid on the Closing Date, then the Buyer shall promptly (but in no event later than five (5) business days from the Determination Date) pay or cause to be paid to the Seller Representative, for the benefit of and for further distribution to the Sellers, by bank wire transfer of immediately available funds to an account designated in writing by the Seller Representative, an amount in cash equal to such excess.

(iii) Any payments made (or deemed to have been made) pursuant to this Section 2.3(e) shall constitute an adjustment to the Purchase Price for Tax purposes and shall be treated as such by the parties on their respective Tax Returns and in any communications with any Taxing Authorities, unless otherwise required by applicable Law.

2.4 Tax Withholding. Notwithstanding anything in this Agreement to the contrary, the Buyer, its Affiliates and the Acquired Companies shall be entitled to withhold and deduct from amounts otherwise payable pursuant to this Agreement such amounts as the Buyer, any of its Affiliates or an Acquired Company is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or non‑U.S. Tax Law. To the extent that amounts are so deducted or withheld by the Buyer, any of its Affiliates or an Acquired Company, as applicable, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding were made.

2.5 Payments to the Seller Representative. Upon payment by or at the direction of the Buyer to the Seller Representative of any amounts required to be delivered to the Seller Representative or any of the Sellers pursuant to this Agreement: (a) such payments shall constitute full payment of such then due amounts, in complete satisfaction of the Buyer’s payment obligations to the Sellers; (b) the Buyer shall have no obligation or responsibility of any kind or nature to ensure that the Seller Representative invests or properly accounts for the funds received from the Buyer or to ensure that the funds are distributed to the Sellers, or to oversee or otherwise be responsible for distribution or disbursement of such funds; (c) the Buyer and its Affiliates shall be released, without further action by any of the parties, from all payment

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obligations with respect to such payments; and (d) neither the Buyer nor any of its Affiliates shall have any liability relating to any such payments or allocation of such amounts by the Seller Representative or any other Person to any Seller.

ARTICLE 3:
CLOSING AND DELIVERIES

3.1 Closing. The closing of the transactions contemplated hereby (the “Closing”) will take place remotely via the electronic exchange of documents and signatures on the date hereof (the “Closing Date”). All proceedings to be taken and all documents to be executed and delivered by all parties at the Closing will be deemed to have been taken and executed simultaneously and no proceedings will be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered. Solely for accounting purposes, the effective time of the Closing will be deemed to be the Measurement Time.

3.2 Deliveries by the Sellers. Concurrently with the execution and delivery of this Agreement, the Sellers shall deliver, or cause to be delivered, to the Buyer the following items:

(a) any and all certificates representing the Purchased Equity Interests accompanied by duly executed equity powers (or, if none, affidavits of lost certificate), and otherwise sufficient to transfer the Purchased Equity Interests to the Buyer free and clear of all Liens;

(b) a reasonably current long-form good standing certificate (or equivalent document) for each Acquired Company issued by the secretary of state of its jurisdiction of formation and in each state in which such Acquired Company is qualified to do business as a foreign entity;

(c) a copy of the articles of incorporation (or equivalent document) of each Acquired Company, certified by the secretary of state of its jurisdiction of formation and copies of the other Governing Documents of such Acquired Company, certified by an officer of such Acquired Company;

(d) the original record books, minute books and equity transfer ledgers of the Acquired Companies;

(e) payoff letters and appropriate termination statements under the Uniform Commercial Code and other instruments as may be requested by the Buyer to extinguish all Indebtedness of the Acquired Companies and all security interests related thereto (collectively, “Payoff Letters”) with respect to the Repaid Indebtedness, each in form and substance reasonably satisfactory to the Buyer and its lenders;

(f) the consents listed on Schedule 3.2(f);

(g) written resignations of each director, manager or officer of any Acquired Company listed on Schedule 3.2(g);

(h) (i) an IRS Form W-9 (Request for Taxpayer Number and Certification), duly completed and executed by each Seller (or the Person from whom such trust is disregarded as separate for federal and, where applicable, state and local income Tax purposes), and (ii) an IRS Form 8023 (Elections under Section 338 for Corporations Making Qualified Stock Purchases) with respect to Elite Builder Services, duly executed by the Kellogg Revocable Trust (or the Person

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from whom such trust is disregarded as separate for federal and, where applicable, state and local income Tax purposes);

(i) evidence reasonably satisfactory to the Buyer that the agreements set forth on Schedule 3.2(i) have been terminated or otherwise assigned in full (with no further liability or obligation to any Acquired Company) from any applicable Acquired Company party thereto to a Seller or an Affiliate of a Seller (other than another Acquired Company);

(j) an employment agreement, in the form attached hereto as Exhibit C-1 or Exhibit C-2, as applicable, duly executed by each of Kellogg and Rowe (collectively, the “Employment Agreements”);

(k) restrictive covenant agreements, in the form attached hereto as Exhibit D (collectively, the “Restrictive Covenant Agreements”), duly executed by each of the Sellers (other than Ryan Burns) and Rowe;

(l) promissory notes evidencing the Affiliate Loans, duly executed by the applicable Acquired Company, on the one hand. and the applicable Sellers and/or their respective Affiliates, on the other, in form and substance, and on terms, satisfactory to the Buyer;

(m) for purposes of obtaining the instruction letter to Parent’s transfer agent to be delivered to the Kellogg NING pursuant to Section 3.4, all information necessary for Parent to establish an account with Parent’s transfer agent, including written notice of the Kellogg NING’s (i) full legal name, (ii) residential address or principal address for tax purposes, as applicable, and (iii) tax identification number;

(n) evidence reasonably satisfactory to the Buyer that the agreements set forth on Schedule 3.2(n) have been assigned or otherwise transferred to the Acquired Companies as directed by the Buyer;

(o) an amended and restated lease agreement, in the form attached hereto as Exhibit E (collectively, the “Restated Leases”), for each of the Real Property Leases set forth on Schedule 5.8(b) pursuant to which an Acquired Company leases, subleases, licenses or otherwise uses or occupies Real Property from, or which is owned by, any of the Sellers or their respective Affiliates, duly executed by the applicable Seller or Affiliate;

(p) the side letter agreement, duly executed by the Kellogg Trusts;

(q) a Restricted Stock Unit Agreement, in the form attached hereto as Exhibit F (the “RSU Agreement”), duly executed by Rowe;

(r) such promissory notes or other instruments representing the Affiliate Loans as the Buyer reasonably requests and in form and substance reasonably satisfactory to the Buyer, duly executed by the applicable Acquired Company, on the one hand, and the applicable Sellers and their respective Affiliates, on the other hand;

(s) spousal consents as applicable for each Seller who is a natural Person, duly executed by the applicable Seller’s spouse; and

(t) such other documents and instruments as the Buyer reasonably requests to consummate the transactions contemplated by this Agreement.

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3.3 Deliveries by the Buyer. Concurrently with the execution and delivery of this Agreement, the Buyer shall deliver, or cause to be delivered, to the Seller Representative, on behalf of the Sellers, the following items:

(a) the Note & Guaranty, duly executed by the Buyer;

(b) the Employment Agreements, duly executed by a post-Closing officer of the applicable Acquired Company party thereto;

(c) the Restrictive Covenant Agreements, duly executed by the Buyer and a post-Closing officer of each of the Acquired Companies;

(d) the Restated Leases, duly executed by a post-Closing officer of the applicable Acquired Company party thereto;

(e) the side letter agreement, duly executed by Parent;

(f) the RSU Agreement, duly executed by Parent;

(g) such other documents and instruments as the Seller Representative reasonably requests to consummate the transactions contemplated by this Agreement; and

(h) the Purchase Price, payable in accordance with Section 2.2(b)(iii).

3.4 Deliveries by Parent. Concurrently with the execution and delivery of this Agreement, Parent, on behalf of the Buyer, shall deliver, or cause to be delivered, to the Kellogg NING, subject to the Kellogg NING timely providing the Buyer all information as required pursuant to Section 3.2(m), a copy of an instruction letter to Parent’s transfer agent, duly executed by an authorized Parent signatory, directing that the Stock Consideration be issued in the name of the Kellogg NING in book-entry form bearing the restrictive legends set forth in Section 10.1 and Section 10.2. Subject to the preceding sentence, Parent shall cause its transfer agent to provide confirmation of the issuance of such Stock Consideration in book-entry form to the Kellogg NING no later than 10 Business Days after the Closing Date.

3.5 Termination of Buy-Sell Agreement. Effective as of the Closing, the Sellers hereby agree with each other and with Flooring Liquidators that the Buy-Sell Agreement, dated July 8, 2019, by and among Flooring Liquidators and the applicable Sellers party thereto, is hereby terminated, and of no further force or effect, without further action of the parties thereto.

ARTICLE 4:
REPRESENTATIONS AND WARRANTIES RELATING TO THE SELLERS

Each Seller, severally with respect to such Seller and not jointly, represents and warrants to the Buyer as follows as of the date hereof:

4.1 Validity and Enforceability. Such Seller has the capacity or the requisite power and authority, as the case may be, to execute, deliver and perform his, her or its obligations under this Agreement and the Transaction Documents. If such Seller is not an individual, such Seller is duly organized, validly existing and in good standing under the Laws of such Seller’s jurisdiction of organization. The execution, delivery and performance of this Agreement and each of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, has been duly authorized and approved by all required action on the part of such Seller. This Agreement and each of the Transaction Documents have been duly

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executed and delivered by such Seller and, assuming due authorization, execution and delivery by the Buyer, represent the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and other similar Laws and principles of equity affecting creditors’ rights and remedies generally (the “General Enforceability Exceptions”).

4.2 Title to Purchased Equity Interests. Such Seller owns of record and beneficially, and has good and marketable title to, the Purchased Equity Interests set forth next to such Seller’s name on Schedule 4.2, free and clear of any Liens. Such Seller is not a party to (a) any option, warrant, purchase right, subscription right, right of first refusal, call, put or other Contract (other than this Agreement) that could require such Seller to sell, transfer or otherwise dispose of such Purchased Equity Interests or (b) any voting trust, proxy or other Contract relating to the voting of such Purchased Equity Interests. Upon the consummation of the transactions contemplated by this Agreement, the Buyer will acquire good and valid title to such Seller’s Purchased Equity Interests, free and clear of all Liens.

4.3 No Conflict. Neither the execution of this Agreement or the Transaction Documents, nor the performance by such Seller of his, her or its obligations hereunder or thereunder will (a) violate or conflict with (i) the Governing Documents of any Acquired Company, (ii) in the case of any Seller that is not a natural person, the Governing Documents of such Seller or (iii) any Law or Order applicable to such Seller, any Acquired Company, or by which any of his, her or its properties or assets are bound, (b) violate, conflict with or result in a breach or termination of, or otherwise give any Person additional rights or compensation under, or the right to terminate or accelerate, or the loss of a material benefit under, or constitute (with notice or lapse of time, or both) a default under the terms of any Contract to which such Seller or any Acquired Company is a party or by which any of the assets or the properties of the Seller or any Acquired Company are bound or (c) result in the creation or imposition of any Lien with respect to, or otherwise have an adverse effect upon, the Purchased Equity Interests owned by such Seller or the properties or assets of any Acquired Company.

4.4 Litigation. Except as set forth on Schedule 4.4, there is no Order and no Proceeding pending, or to the knowledge of such Seller, threatened or anticipated against or by such Seller or any of its Affiliates or any of such Seller’s properties, rights, assets (including such Seller’s Purchased Equity Interests) or businesses relating to or affecting the transactions contemplated by this Agreement, or that would give any Person the right to enjoin or rescind the transactions contemplated by this Agreement or otherwise prevent such Seller from complying in all respects with the terms and provisions of this Agreement.

4.5 Economic Risk; Sophistication; Accredited Investors.

(a) The shares of Parent Common Stock being issued to such Seller pursuant to this Agreement are being or will be acquired by such Seller solely for such Seller’s own account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of them in connection with a distribution;

(b) Such Seller is able to bear the economic risk of an investment in the Parent Common Stock and can afford to sustain a total loss of such investment;

(c) Such Seller has such knowledge and experience in financial and business matters such that such Seller is capable of evaluating the merits and risks of the proposed investment and therefore has the capacity to protect such Seller’s own interests in connection with such Seller’s acquisition of the Parent Common Stock pursuant hereto;

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(d) Such Seller is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act;

(e) Such Seller or such Seller’s representative has had an adequate opportunity to ask questions and receive answers from the officers of the Buyer and Parent concerning, among other matters, the Buyer, Parent, their respective management, their plans for the operation of their businesses and potential additional acquisitions;

(f) Such Seller acknowledges that such Seller or such Seller’s representative has had an adequate opportunity to carefully review any such materials and other information concerning Parent that such Seller deems necessary or appropriate to evaluate the merits and risks of the proposed investment in Parent Common Stock contemplated herein; and

(g) Such Seller acknowledges that the shares of Parent Common Stock being acquired by such Seller were not offered to such Seller by means of any publicly disseminated advertisements or sales literature.

4.6 Brokers. No Person has acted directly or indirectly as a broker, finder or financial advisor for such Seller in connection with the negotiations relating to the transactions contemplated by this Agreement, and no Person is entitled to any fee or commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of such Seller.

ARTICLE 5:
representations and warranties relating to the Acquired companies

The Sellers jointly and severally represent and warrant to the Buyer as follows as of the date hereof:

5.1 Existence and Good Standing. Each Acquired Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly authorized, qualified or licensed to do business as a foreign entity and in good standing in each of the jurisdictions set forth next to such Acquired Company’s name on Schedule 5.1, which are the only jurisdictions in which such Acquired Company is required to be so qualified. The Sellers have delivered to the Buyer true, complete and correct copies of the Governing Documents of each Acquired Company, each as currently in effect and reflecting any and all amendments thereto through the Closing Date. Such Governing Documents are in full force and effect, and no Acquired Company is in violation in any material respect of any provision thereof. Schedule 5.1 sets forth a true and correct list of each (x) director, manager and officer of each Acquired Company, and (y) assumed name, fictitious business name or similar “doing business as” name currently or within the past three (3) years used by an Acquired Company, and the jurisdiction in which each such name is or was registered or filed.

5.2 Power. Each Acquired Company has full corporate (or equivalent) power and authority to (a) own, operate and lease its properties and assets as and where currently owned, operated and leased and as and where proposed to be owned, operated and leased, and (b) carry on its business as currently conducted and as proposed to be conducted.

5.3 Capitalization of the Acquired Companies. The authorized, issued and outstanding Equity Interests of each Acquired Company are set forth on Schedule 5.3, and all of which (i) have been duly authorized and are validly issued and are fully paid and non-assessable, (ii) were offered, sold, issued and granted in compliance with applicable Law, including federal and state securities Laws and all requirements set forth in its Governing Documents and any applicable Contracts governing the issuance of such Equity Interests, and (iii) were not issued in violation of preemptive rights, purchase rights, puts, calls,

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rights of first refusal, subscription rights or similar rights of any Person. The Purchased Equity Interests represent the only issued and outstanding Equity Interests of the Acquired Companies. No shares of capital stock are held by any Acquired Company as treasury stock. There are no outstanding or authorized securities convertible or exchangeable for Equity Interests of any Acquired Company or any options, warrants, purchase rights, subscription rights, preemptive rights, conversion rights, exchange rights, call rights, put rights, rights of first refusal, anti-dilution rights or other rights, Contracts that could require any Acquired Company to issue, sell, transfer or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Interests of such Acquired Company or obligate any Acquired Company to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such security, right or Contract. Schedule 5.3 sets forth a true and complete statement of the equity capitalization of each Acquired Company. Except as set forth in Schedule 5.3, (a) there are no Contracts relating to the issuance, sale, transfer or voting of any Equity Interests or other securities of any Acquired Company and (b) there is no obligation, contingent or otherwise, of any Acquired Company to repurchase, redeem or otherwise acquire any Equity Interests of any Acquired Company or provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of any other Person. There are no outstanding or authorized Equity Interest appreciation, phantom Equity Interests, profit participation or similar rights with respect to any Acquired Company. There are no bond, debentures, notes or other indebtedness of any Acquired Company having the right to vote or consent (or convertible into or exchangeable for securities of any Acquired Company having the right to vote or consent) on any matters on which the equityholders of such Acquired Company may vote. No Acquired Company has any direct or indirect Subsidiaries or Investments. No Acquired Company has repurchased any Equity Interest of such Acquired Company or any instrument or right exercisable or exchangeable for or convertible into any Equity Interests of such Acquired Company. No former direct or indirect holder of Equity Interests of any Acquired Company has any claim or right against such Acquired Company that remains unresolved.

5.4 No Conflicts. Except as set forth on Schedule 5.4, neither the execution and delivery of this Agreement or any Transaction Document nor the consummation of the transactions contemplated hereby and thereby will, directly or indirectly, with or without notice or lapse of time or both: (a) violate, or give any Governmental Authority or any other Person the right to challenge such transactions under, any Law or Order to which any Acquired Company or any asset, right or property owned, leased, operated or used by any Acquired Company is subject; (b) violate any Permit of any Acquired Company or give any Governmental Authority the right to terminate, revoke, suspend or modify any Permit of any Acquired Company; (c) violate any Governing Document of any Acquired Company; (d) violate, conflict with, result in a breach of, constitute a default under, result in the acceleration of or give any Person the right to accelerate the maturity or performance of, or to cancel, terminate, modify or exercise any remedy under, or require any notice to, consent of or waiver by any Person under, any Contract to which any Acquired Company is a party or by which any Acquired Company is bound or to which any asset or property of any Acquired Company is subject or under which any Acquired Company has any rights or the performance of which is guaranteed by any Acquired Company; or (e) result in the imposition of any Lien upon any asset or property owned, leased, operated or used by any Acquired Company. Except as set forth on Schedule 5.4, no Consent of any Person or Governmental Authority is required in connection with the execution and delivery by any Seller or Acquired Company of this Agreement or any Transaction Document, or the consummation of the transactions contemplated hereby or thereby.

5.5 Financial Statements.

(a) Schedule 5.5(a) sets forth true and complete copies of (i) the unaudited balance sheets of each of the Acquired Companies as of fiscal years June 30, 2020, June 30, 2021 and June 30, 2022, and the related unaudited statements of income and equity for the fiscal years then ended, together with the notes thereto, and the other financial information included therewith (collectively,

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the “Financial Statements”), and (ii) the unaudited balance sheets of each of the Acquired Companies as of November 30, 2022, and the related unaudited statements of income and equity for the five (5)-month period then ended (the “Interim Financial Statements”).

(b) The Financial Statements have been prepared in accordance with GAAP and present fairly the financial condition, results of operations and cash flow of the Acquired Companies as of and for their respective dates. The Interim Financial Statements have been prepared in accordance with GAAP and present fairly in all material respects the financial condition, results of operations and cash flow of the Acquired Companies as of and for their respective dates; provided, however, that the Interim Financial Statements are subject to normal, recurring year-end adjustments (which will not be, individually or in the aggregate, materially adverse) and lack notes (which, if presented, would not differ materially from the notes accompanying the Financial Statements). The Financial Statements and the Interim Financial Statements were derived from the books and records of the Acquired Companies (which books and records are complete and accurate in all material respects). There are no significant deficiencies or material weaknesses in the design or operation of the Acquired Companies’ internal controls that adversely affect the ability of the Acquired Companies to record, process, summarize and report financial information. There has been no, and there does not currently exist, any fraud, nor the existence of or allegation of financial improprieties that involves management of the Acquired Companies.

(c) All accounts and notes receivable of the Acquired Companies represent sales actually made in the Ordinary Course of Business or valid claims as to which full performance has been rendered by the applicable Acquired Company. There are no material disputes with respect to any of the accounts receivable reflected on the balance sheet included in the Interim Financial Statements that have not been reserved for in the Interim Financial Statements. There is no reserve on the Financial Statements against the accounts receivable for returns and bad debts, which is consistent with past practices of the Acquired Companies. All of the accounts receivable and notes receivable of each Acquired Company are, in the aggregate, collectible in full in the Ordinary Course of Business, net of the reserve therefor. No counter claims, defenses or offsetting claims with respect to the accounts or notes receivable of any Acquired Company are pending or, to the Knowledge of the Sellers, threatened. No Acquired Company has agreed to any material deduction, free goods, discount or other deferred price or quantity adjustment with respect to any of its accounts receivables. All of the accounts and notes receivable of the Acquired Companies relate solely to sales of goods or services to customers of a Company, none of whom are Sellers or Affiliates of the Acquired Companies or the Sellers.

(d) The inventories of the Acquired Companies are of a quality and quantity useable and saleable in the Ordinary Course of Business and fit for the purpose for which they were procured or manufactured. There are no allowances reflected on the Financial Statements for obsolete, excess, slow-moving and other irregular items, which is consistent with past practices of the Acquired Companies. The quantities of each item of inventory (whether raw materials, work-in-process or finished goods) are not excessive, but are reasonable in the present circumstances of the Acquired Companies. Schedule 5.5(d) sets forth any inventory of an Acquired Company held on consignment.

5.6 Conduct of Business. Since December 31, 2021, the business and operations of the Acquired Companies have been conducted in the Ordinary Course of Business and there has not occurred any Material Adverse Effect. Without limiting the generality of the foregoing, since December 31, 2021 and except as set forth on Schedule 5.6, no Acquired Company has:

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(a) borrowed any amount or incurred or become subject to any liability except (i) current liabilities incurred in the Ordinary Course of Business, (ii) liabilities under Contracts entered into in the Ordinary Course of Business, and (iii) borrowings under lines of credit existing on such date;

(b) (i) guaranteed the Indebtedness of any Person, (ii) cancelled any Indebtedness owed to it or (iii) released any claim possessed by it;

(c) (i) made any change in the Tax reporting or accounting principles, practices, methods, periods, or policies, including with respect to (A) depreciation or amortization policies or rates or (B) the payment of accounts payable or the collection of accounts receivable; (ii) entered into any closing agreement or settled or compromised any Tax claim, audit or assessment; (iii) made, changed, revoked or rescinded any Tax election; (iv) surrendered any right to claim a Tax refund, offset or other reduction in Tax liability; (v) consented to any extension or waiver of the limitation period applicable to any claim, audit or assessment in respect of Taxes; (vi) filed any Tax Return that was not prepared in accordance with the past practices of the Acquired Companies; or (vii) amended any Tax Return or filed any claim for a Tax refund;

(d) suffered any theft, damage, destruction or loss (without regard to any insurance) of or to any tangible asset or assets resulting in losses in excess of $10,000 individually or $50,000 in the aggregate;

(e) (i) increased the salary, wages or other compensation rates of any officer, employee, director, manager or consultant with aggregate annual compensation in excess of $100,000 (except for increases in base salary of 10% or less to employees and service providers in the Ordinary Course of Business to account for cost of living increases), (ii) made or granted any increase in benefits or rights under any Employee Plan, or amended or terminated any existing Employee Plan, or adopted any new Employee Plan other than as required by Law or an existing Contract or (iii) made any commitment or incurred any liability to any labor organization;

(f) sold, assigned, transferred (including transfers to any employees, Sellers or Affiliates), licensed, abandoned or subjected to any Lien any tangible or intangible assets or properties, other than sales of inventory in the Ordinary Course of Business;

(g) authorized or made any capital expenditures or commitments therefor in excess of $50,000 individually or $150,000 in the aggregate;

(h) amended its Governing Documents;

(i) (i) other than with respect to Tax distributions to the Sellers consistent in all respects with the Ordinary Course of Business, declared or paid any dividends or other distributions with respect to any Equity Interests, or otherwise made any dividend, distribution, loan, advance or cash payment to any Seller or any Affiliate of any Seller (other than payment of compensation and benefits consistent in all respects with the Ordinary Course of Business), or (ii) redeemed or purchased, directly or indirectly, any Equity Interests;

(j) issued or sold any Equity Interests or split, combined or subdivided its Equity Interests;

(k) taken any other action or entered into any other transaction (including any transactions with employees, Sellers or Affiliates) other than in the Ordinary Course of Business or other than the transactions contemplated by this Agreement and the Transaction Documents;

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(l) instituted or settled any Proceeding;

(m) made any write-off or write-down of or made any determination to write-off or write-down any of its assets and properties in excess of $10,000;

(n) made any material change in the general pricing practices or policies or any change in the credit or allowance practices or policies of any Acquired Company;

(o) engaged in any activity that reasonably could be expected to result in a material reduction, temporary or otherwise, in the demand for, or an increase in the returns of the products offered by any Acquired Company following the Closing, including sales of products on terms or at prices or quantities outside the Ordinary Course of Business;

(p) entered into any amendment, modification, termination (partial or complete) or granted any waiver under or given any consent with respect to any Contract that is required to be disclosed on the Schedules to this Agreement;

(q) (i) delayed, or taken any action to delay, payment of any accounts payable of any Acquired Company or failed to pay any accounts payable of any Acquired Company when due in accordance with their terms, or (ii) accelerated, or taken any action to accelerate, the payment of any accounts receivable of any Acquired Company or the collection of customer deposits of any Acquired Company;

(r) licensed in or purchased any Intellectual Property other than in the Ordinary Course of Business or licensed out or otherwise permitted any Person to use any Owned Intellectual Property;

(s) commenced or terminated any line of business; or

(t) agreed to do any of the foregoing.

5.7 Taxes. Except as set forth on Schedule 5.7:

(a) All Tax Returns of the Acquired Companies have been timely filed with the appropriate Taxing Authority when due in accordance with all applicable Laws. All such Tax Returns are true, correct and complete in all respects.

(b) No Acquired Company is currently a beneficiary of any extension of time within which to file any Tax Return.

(c) All Taxes owed by any Acquired Company (whether or not shown as due and payable on any Tax Return) have been timely paid to the appropriate Taxing Authority.

(d) Each Acquired Company has or has caused to be correctly and timely withheld or collected, and remitted to the appropriate Taxing Authority, all Taxes required to have been withheld or collected and remitted, and complied with all information reporting and back-up withholding requirements, and maintained all required records with respect thereto, in connection with amounts paid or owing to any current or former employee, independent contractor, creditor, stockholder or other Person for all periods under Applicable Law.

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(e) No Tax Return of any Acquired Company has ever been audited by any Taxing Authority.

(f) No Acquired Company has any Tax liabilities (whether due or to become due) with respect to the income, property and operations of any Acquired Company, except for Tax liabilities (i) reflected in the Financial Statements or (ii) that have arisen after the date of the Financial Statements in the Ordinary Course of Business.

(g) No Acquired Company has granted or has had granted on its behalf any extension or waiver of the statute of limitations period applicable to any Tax Return, which period (after giving effect to such extension or waiver) has not yet expired.

(h) There is no Proceeding now pending or, to the Knowledge of the Sellers, threatened against or with respect to any Acquired Company in respect of any Tax.

(i) There are no Liens for Taxes upon the assets or properties of the Acquired Companies, except for Taxes not yet due or payable.

(j) No Acquired Company has been a member of an affiliated, consolidated, combined or unitary group or participated in any other arrangement whereby any income, revenues, receipts, gain or loss was determined or taken into account for Tax purposes with reference to or in conjunction with any income, revenues, receipts, gain, loss, asset or liability of any other Person other than a group of which a Company was the parent. No Acquired Company has any liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract, or otherwise.

(k) Schedule 5.7(k) contains a list of all jurisdictions (whether foreign or domestic) to which any Tax imposed on overall net income is properly payable by the Acquired Companies.

(l) Neither the Acquired Companies nor any Seller has received notice of any claim by a Governmental Authority in a jurisdiction where any Acquired Company does not file Tax Returns that it is or may be required to file Tax Returns in that jurisdiction or is otherwise subject to taxation by that Governmental Authority.

(m) No Acquired Company will be required to include any item of income in, or exclude any item of deduction from, taxable income for any period or portion thereof ending after the Closing Date (i) under Section 481 of the Code (or any similar provision of state, local or foreign Law) as a result of a change in method of accounting for a Pre-Closing Tax Period, (ii) pursuant to the provisions of any agreement entered into with any Taxing Authority or pursuant to a “closing agreement” as defined in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed on or prior to the Closing Date, (iii) as a result of any intercompany transactions or any excess loss account described in Treasury Regulation Section 1.1502-19 (or any similar provision of state, local or foreign Law), (iv) as a result of the installment method of accounting, the completed contract method of accounting or the cash method of accounting with respect to a transaction that occurred prior to the Closing Date, (v) as a result of any prepaid amount received on or prior to the Closing Date, (vi) as a result of the use of any impermissible method of accounting on or before the Closing Date, (vii) as a result of using the deferral method provided for under IRS Rev. Proc. 2004-34 or making an election under Section 451(c) of the Code, as applicable, in respect of any transaction occurring or payment received prior to the Closing Date, (viii) as a result of any debt instrument held prior to the Closing that was acquired with “original issue discount” as defined in Section 1273(a) of the Code or subject to the rules set forth in Section

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1276 of the Code, (ix) as a result of Section 965 of the Code (or any similar provision of state, local or foreign Law) or (x) pursuant to Section 59A of the Code (or any similar provision of state, local or foreign Law).

(n) No Acquired Company will be required to include any item of income in its taxable income under Section 951(a) or Section 951A of the Code (or any similar provision of state, local or foreign Law) attributable to (i) “subpart F income”, within the meaning of Section 952 of the Code (or any similar provision of state, local or foreign Law) that is related or attributable to any Acquired Company, or the income, assets or operations of any Acquired Company, (ii) direct or indirect holding of “United States property” within the meaning of Section 956 of the Code (or any similar provision of state, local or foreign Law) that is related or attributable to any Acquired Company, or the income, assets or operations of any Acquired Company, or (iii) “global intangible low-taxed income” as defined in Section 951A of the Code, in each case, with respect to any Pre-Closing Tax Period or Pre‑Closing Straddle Period.

(o) No Acquired Company is a party to, or bound by, any Tax indemnity, allocation or sharing agreement, arrangement or similar Contract.

(p) No Acquired Company has distributed the stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code (or any similar provision of state, local or foreign Law).

(q) No Acquired Company has participated in any “reportable transaction” as defined in Section 6707A of the Code or Treasury Regulation Section 1.6011-4 (or any predecessor provision).

(r) Each Acquired Company has disclosed on its federal income Tax Returns all positions taken in such Tax Returns that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

(s) No Acquired Company is the beneficiary of any Tax incentive, Tax rebate, Tax holiday or similar arrangement or agreement with any Governmental Authority.

(t) No Acquired Company has entered into any sale leaseback or leveraged lease transaction that fails to satisfy the requirements of IRS Revenue Procedure 2001-28 (or similar provisions of foreign Law) or any safe harbor lease transaction.

(u) No Acquired Company has had a permanent establishment in any foreign country other than the country in which any Acquired Company is organized and does not and has not engaged in a trade or business in any foreign country other than the country in which any Acquired Company is organized.

(v) For U.S. federal (and all applicable state and local) income Tax purposes, each of Elite Builder Services, 7 Day Stone and SJ&K Equipment has been a validly electing S corporation within the meaning of Sections 1361 and 1362 of the Code (an “S Corporation”) at all times, in each case, since their respective dates of formation and up to and including the Closing Date. No Acquired Company has any qualified subchapter S subsidiaries within the meaning of Section 1361(b)(3)(B) of the Code. Schedule 5.7(v) lists for each Acquired Company, other than the S Corporations, its entity classification for U.S. federal income Tax purposes (including any entity

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classification election in effect pursuant to Treasury Regulations Section 301.7701-3, the classification so elected, and the effective date of such election).

(w) No Acquired Company that is an S Corporation has ever acquired an asset in which such Acquired Company’s basis was determined (in whole or in part) by reference to the basis of such asset (or any other property) in the ownership of a “C corporation,” as described in Section 1374(d)(8)(A) of the Code (or any similar provision of state, local or foreign Law). No Acquired Company that is an S Corporation will be liable for any Tax under Sections 1374 or 1375 of the Code or any similar provisions of state, local or foreign Law in connection with the transactions contemplated by this Agreement (including the Section 338(h)(10) Election).

(x) Except as set forth on Schedule 5.7(x), each Acquired Company computes its taxable income using the accrual method of accounting.

(y) No Acquired Company has elected, through action or inaction, to benefit from the payroll Tax relief, including Tax credits and Tax deferrals, under the CARES Act and COVID Relief Programs or any similar Law that addresses the financial impact of COVID-19 on employers.

(z) Each Acquired Company has properly received and retained any appropriate Tax exemption certificates or other documentation for all sales made or services provided without charging or remitting sales, use, value added or similar Taxes that qualify as exempt from sales or similar Taxes.

(aa) No Acquired Company is a partner for U.S. federal or state Tax purposes with respect to any joint venture, partnership or other written contract which is or is properly treated as a partnership for U.S. federal or state Tax purposes, and does not own an interest in any entity classified as a controlled foreign corporation or other similar flow-through entity.

(bb) No power of attorney has been granted by or with respect to an Acquired Company with respect to any matter relating to Taxes that has not been revoked or cancelled prior to the Closing Date.

(cc) No Acquired Company has entered into any agreement or arrangement with any Governmental Authority with respect to Taxes that requires an Acquired Company to take any action or to refrain from taking any action, and no Acquired Company is a party to any agreement with any Governmental Authority with respect to Taxes that would be terminated or adversely affected as a result of the transactions contemplated by this Agreement.

(dd) Each Acquired Company is in compliance with all applicable transfer pricing Laws and regulations, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology. All intercompany agreements have been adequately documented, and such documents have been duly executed in a timely manner. The prices for any property or services (or for the use of any property) provided by or to any Acquired Company are arm’s length prices for purposes of all applicable transfer pricing Laws.

5.8 Real Property.

(a) Owned Real Property. No Acquired Company owns, or has ever owned, any real property.

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(b) Leased Real Property. Schedule 5.8(b) sets forth a true and complete description of all Real Property leased, licensed to or otherwise used or occupied (but not owned) by any Acquired Company (the “Leased Real Property”) and the Acquired Company that holds each such leasehold interest, including the address thereof, the annual fixed rent, the expiration of the term, any extension options and any security deposits. A true, correct and complete copy of each such lease, license or occupancy agreement, and any amendments thereto, with respect to the Leased Real Property (collectively, the “Real Property Leases”) has been made available to the Buyer. All of the Leased Real Property is used or occupied by an Acquired Company pursuant to a Real Property Lease. With respect to each Real Property Lease: (i) all rents, deposits and additional rents due pursuant to such Real Property lease have been paid in full and no security deposit or portion thereof has been applied in respect of a breach or default under such Real Property Lease that has not been redeposited in full, and (ii) no Acquired Company has received any notice that it is in default under any Real Property Lease and, to the Sellers’ Knowledge, no event has occurred that (with notice or lapse of time, or both) could reasonably be expected to constitute a breach or default under any of the Real Property Leases by any Person or give any Person the right to terminate, accelerate or modify any Real Property Lease. Except as set forth on Schedule 5.8(b), no Affiliate of any Acquired Company or the Sellers is the owner or lessor of any Leased Real Property. The Leased Real Property is (i) in good condition and repair (subject to normal wear and tear) and (ii) sufficient for the operation of the business of the Acquired Companies as it is currently conducted and as presently proposed to be conducted. No Acquired Company has subleased, licensed or otherwise granted any Person the right to use or occupy any of the Leased Real Property.

(c) Absence of Violations. Except as set forth on Schedule 5.8(c), (i) none of the Real Property, nor the leasing, occupancy or use of the Real Property, is in violation of any Law, including any building, zoning, environmental or other ordinance, code, rule or regulation, and (ii) the condition and use of the Real Property conforms to each applicable certificate of occupancy and all other Permits required to be issued in connection with the Real Property.

(d) Assessments. There is not now pending nor, to the Knowledge of the Sellers, contemplated any reassessment of any parcel included in the Real Property that could result in a change in the rent, additional rent or other sums and charges payable by any Acquired Company under any agreement relating to the Real Property. There are no public improvements in progress or, to the Knowledge of the Sellers, proposed that will result in special assessments against or otherwise adversely affect any of the Real Property.

(e) No Condemnation. There is no pending condemnation, expropriation, eminent domain or similar Proceeding affecting all or any portion of the Real Property. No Acquired Company has received any notice of any such Proceeding, and to the Knowledge of the Sellers, no such Proceeding is threatened or contemplated.

(f) Condition of Property. There are no material defects in, mechanical failure of, or damage to the Real Property. All of the systems located at or on the Real Property, including the mechanical, electrical and HVAC systems, are in good working condition. There has not been any interruption in the delivery of adequate service of any utilities required in the operation of the business of the Acquired Companies currently conducted at the Real Property. No Acquired Company has experienced any disruptions to its operations arising out of any recurring loss of electrical power, flooding, limitations to access to public sewer and water or restrictions on septic service. All utilities servicing the Real Property are publicly provided and maintained and such utilities are separately metered within each parcel of Real Property. All of the streets, roads and avenues adjoining or adjacent to the Real Property are publicly owned and maintained without assessment or charge to any Acquired Company. To the Knowledge of the Sellers, no fact or

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condition exists that would result in the termination or impairment of the access of the Real Property to publicly dedicated roadways.

5.9 Personal Property. Each Acquired Company has good and marketable title to, or a valid and enforceable leasehold interest in, all of its tangible personal property and assets free and clear of all Liens other than Permitted Liens. The tangible personal property and assets of each Acquired Company are free from defects and in good operating condition and repair (subject to normal wear and tear consistent with the age of the assets and properties) and are sufficient for the operation of such Acquired Company’s business as it is currently conducted and as proposed to be conducted. The Acquired Companies have maintained all of their respective tangible personal property and assets in the Ordinary Course of Business in a manner which is appropriate for the continued operation of their business, and all such tangible personal property and assets are fit for the purchase for which they are intended.

5.10 Intellectual Property.

(a) Schedule 5.10(a) sets forth, with owner, countries, registration and application numbers and dates indicated, as applicable, and in the case of unregistered Trademarks, country of use and date of first use, a complete and correct list of all the following Owned Intellectual Property: (i) Patents, (ii) registered Copyrights and applications therefor; (iii) registered Trademarks, material unregistered Trademarks, and applications for registration of Trademarks; (iv) Proprietary Software; and (v) Domain Name registrations and applications therefor. All fees associated with maintaining any Owned Intellectual Property required to have been set forth on Schedule 5.10(a) have been paid in full in a timely manner to the proper Governmental Authority and, except as set forth on Schedule 5.10(a), no such fees are due within the three (3) month period after the Closing Date. Except as set forth on Schedule 5.10(a), all of the Owned Intellectual Property required to be listed thereon has been duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office, the United States Copyright Office or other applicable filing office(s), domestic or foreign, to the extent necessary or desirable to ensure full protection under any applicable Intellectual Property Law, and such registrations, filings, issuances and other actions remain in full force and effect. All of the registered or issued Owned Intellectual Property required to have been set forth on Schedule 5.10(a) is valid and enforceable.

(b) Except pursuant to a Material Contract set forth on Schedule 5.11 or as otherwise set forth on Schedule 5.10(b), all of the Intellectual Property used by any Acquired Company in the conduct of its business or otherwise in its possession is owned solely by the applicable Acquired Company and the applicable Acquired Company has the exclusive right to use and possess such Intellectual Property for the life thereof for any purpose, free from (i) any Liens (except for Permitted Liens) and (ii) any requirement of any past, present or future royalty payments, license fees, charges or other payments or conditions or restrictions whatsoever. Except pursuant to a Material Contract set forth on Schedule 5.11, no Acquired Company has licensed or otherwise granted any right to any Person under any Owned Intellectual Property or has otherwise agreed not to assert any such Intellectual Property against any Person.

(c) Any Intellectual Property developed by former and current employees, consultants or contractors to any Acquired Company was developed by them in the course of their performing services for such Acquired Company. No director, manager, officer, shareholder, employee, consultant, contractor, agent or other representative of any Acquired Company owns or claims any rights in (nor has any of them made application for) any Intellectual Property owned or used by any Acquired Company.

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(d) The Acquired Companies have entered into confidentiality and nondisclosure agreements with all of the directors, shareholders, officers, employees, consultants, contractors and agents and other Persons with access to the Trade Secrets of the Acquired Companies, and there has not been any breach by any of the foregoing of any such agreement. The Acquired Companies use reasonable measures to maintain the secrecy of all Trade Secrets of the Acquired Companies.

(e) The operation of the Acquired Companies’ businesses as currently conducted or any part thereof, including the possession, use, disclosure, copying or distribution of any information, data, products or other tangible or intangible property in the possession of any Acquired Company, and the possession or use of the Owned Intellectual Property has, does and will not infringe, misappropriate, dilute, violate or otherwise conflict with any Intellectual Property right of any other Person nor does or will the operation of the Acquired Companies’ businesses constitute unfair competition or deceptive or unfair trade practice. To the Knowledge of the Sellers, none of the Owned Intellectual Property is being infringed or otherwise used or available for use by any Person other than the Acquired Companies, except pursuant to a Material Contract listed on Schedule 5.11.

(f) No Proceeding is pending or, to the Knowledge of the Sellers, threatened, that (i) challenges the rights of any Acquired Company in respect of any Intellectual Property or the scope of Intellectual Property, (ii) asserts that the operation of the business of the Acquired Companies is, was or will be infringing or otherwise in violation of any Intellectual Property, (iii) is (except as set forth in a Material Contract listed on Schedule 5.11) required to pay any royalty, license fee, charge or other amount with regard to any Intellectual Property or (iv) claims that any default exists under any Material Contract set forth or required to be set forth on Schedule 5.11(a)(iv). Except as set forth on Schedule 5.10, none of the Owned Intellectual Property is or has been subject to any Order, and no Acquired Company has been subject to any Order in respect of any other Person’s Intellectual Property.

(g) All Information Systems used by any Acquired Company are sufficient for the conduct of their business as currently conducted and as presently proposed to be conducted. The Acquired Companies use reasonable means, consistent with state of the art generally available to the public, to protect the security and integrity of all Information Systems used by the Acquired Companies. Each Acquired Company has taken commercially reasonable steps to provide for archival, back-up, recovery and restoration of its material business data. To the Knowledge of the Sellers, no Person has breached, gained unauthorized access or made any unauthorized use of the Acquired Companies’ Information Systems.

(h) The Acquired Companies have a written privacy policy regarding the collection and use of Personal Information, and the Acquired Companies are, and have at all times been, in material compliance with such policies and all applicable Laws, including those regarding the collection, use, dissemination, storage and protection of Personal Information, and, to the Knowledge of the Sellers, no Person has gained unauthorized access or made any unauthorized use of any Personal Information collected, maintained or used by the Acquired Companies. To the extent required by applicable Law, the Acquired Companies have commercially reasonable measures in place to protect Personal Information stored in its computer systems from unlawful or unauthorized access or use by its own personnel and any third party. No Proceeding is pending, or to the Knowledge of the Sellers, threatened against the Acquired Companies relating to the use, dissemination, storage and protection of Personal Information, and no facts or circumstances exist that might give rise to such a Proceeding insofar as the same relate to the Acquired Companies. The Acquired Companies and, to the Knowledge of the Sellers, any payment partners of the Acquired Companies are compliant with Payment Card Industry compliance standards. No Person

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has claimed any compensation from any Acquired Company for the loss of or unauthorized disclosure or transfer of personal data, and no facts or circumstances exist that might give rise to such a claim insofar as the same relate to any Acquired Company.

(i) There are no known material problems or defects in the Software owned by any Acquired Company or used in the conduct of its business that prevent such Software from operating substantially as described in its related documentation or specifications and otherwise in fulfillment of its intended purpose. The use of any Software by any Acquired Company does not exceed the scope of any license to such Software.

(j) No Acquired Company owns or has any rights to the software application known as “SamplesApp,” or any Intellectual Property related to the development of such application, all of which are exclusively owned by Retail Sample Solutions, LLC, and are specifically excluded from the assets held by any of the Acquired Companies.

5.11 Material Contracts.

(a) Schedule 5.11 sets forth, by reference to the applicable subsection of this Section 5.11, each Contract (and in the case of an oral Contract, the material terms of such Contract) to which any Acquired Company is a party to or by which any of the assets of any Acquired Company are bound:

(i) governing the borrowing of money or the guarantee or the repayment of Indebtedness or granting of Liens on any property or asset of any Acquired Company;

(ii) providing for the employment of any Person;

(iii) containing covenants limiting the freedom of any Acquired Company to compete in any line of business or with any Person or in any geographic area or market or not to solicit or hire any Person;

(iv) concerning the ownership, use of or restricting the use of any Owned Intellectual Property or other Intellectual Property (in each case, other than licenses for off-the-shelf Software with an annual value of less than $5,000 and non-exclusive licenses that pass with the purchase and sale of goods in the Ordinary Course of Business);

(v) with any Seller, Affiliate, director, manager, officer or employee of any Acquired Company or Affiliates of any of the Sellers;

(vi) providing for the future or ongoing purchase, maintenance or acquisition, or the sale or furnishing, of services, materials, supplies, merchandise or equipment (including computer hardware or software or other property or services) in excess of $25,000;

(vii) granting to any Person a first‑refusal, first‑offer or similar preferential right to purchase or acquire any right, asset or property of any Acquired Company;

(viii) pertaining to the lease of real property or personal property;

(ix) providing for any offset, countertrade or barter arrangement;

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(x) containing a “most favored nation” pricing agreement, special warranties, agreements to take back or exchange goods, consignment arrangements or similar understandings with a customer or supplier;

(xi) involving a material distributor, sales representative, broker or advertising arrangement that by its express terms is not terminable by the applicable Acquired Company at will or by giving notice of thirty (30) days or less, without liability;

(xii) involving a joint venture or partnership or involving the sharing of profits, losses, costs or liability by any Acquired Company with any other Person;

(xiii) involving management services, consulting services, support services or any other similar services at a cost in excess of $25,000 per year per service provider;

(xiv) involving the acquisition of any business enterprise whether via stock or asset purchase or otherwise;

(xv) granting a power of attorney to any Person;

(xvi) with any Material Customer or Material Supplier;

(xvii) with any labor union or involving collective bargaining arrangements or any other side agreements or written agreements with any labor organization; or

(xviii) with any (i) Governmental Authority, (ii) prime contractor of a Governmental Authority in its capacity as a prime contractor, or (iii) subcontractor (or lower tier subcontractor) with respect to any Contract of a type described in clauses (i) or (ii) above;

(xix) any other material Contract (the Contracts described in clauses (i)-(xviii) are each, a “Material Contract” and collectively, the “Material Contracts”).

(b) One of the Acquired Companies has provided to the Buyer true and complete copies of each Material Contract, as amended through the Closing Date. Each Material Contract is a valid, binding and enforceable obligation of the applicable Acquired Company and, to the Knowledge of the Sellers, the other parties thereto, enforceable in accordance with its terms, subject to the General Enforceability Exceptions. Upon the consummation of the transactions contemplated by this Agreement each Material Contract shall continue in full force and effect without penalty or other adverse consequence. With respect to the Material Contracts listed on Schedule 5.11 (or required to be listed on Schedule 5.11): (i) no Acquired Company nor, to the Knowledge of the Sellers, any other party thereto, is in default under or in violation of any Material Contract; (ii) no event has occurred that, with notice or lapse of time or both, would constitute such a default or violation; (iii) no Acquired Company has released any of its rights under any Material Contract and (iv) no party to a Material Contract has repudiated any of the terms thereof or, to the Knowledge of the Sellers, threatened to terminate, cancel or not renew any Material Contract.

5.12 Necessary Property. The Acquired Companies are the only entities or operations through which the Acquired Companies’ businesses are conducted, and the assets and properties, tangible and intangible, currently owned, leased or licensed by the Acquired Companies constitute all of the assets and properties necessary for the continued conduct of the Acquired Companies’ businesses after the Closing in the same manner as conducted prior to the Closing.

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5.13 Insurance.

(a) Schedule 5.13 sets forth a true and complete list and brief description (including all applicable premiums and deductibles) of all insurance policies to which any Acquired Company is a party, named insured or otherwise the beneficiary of coverage, or under which any Acquired Company or any director, manager or officer of any Acquired Company is or has been a party, an insured or otherwise the beneficiary of coverage. With respect to each such policy: (i) the policy is valid and enforceable and in full force and effect, (ii) the applicable Acquired Company has paid all premiums due and has otherwise performed all of its obligations under such policy, (iii) there is no breach or default by any Acquired Company, and no event has occurred that, with notice or the lapse of time, would constitute a breach or default or permit termination, modification or acceleration under the policy and the execution of this Agreement or the Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not result in such breach or default or permit any such termination, modification or acceleration and (iv) no party to the policy has repudiated any provision thereof. No notice of cancellation or termination or non-renewal has been received with respect to any such policy. The insurance maintained by the Acquired Companies is sufficient to comply with all applicable Laws and Contracts to which any Acquired Company is a party or by which it is bound.

(b) During the last five (5) years, no Acquired Company has been refused any insurance with respect to its business or its assets, nor has coverage been limited by any insurance carrier to which any Acquired Company has applied for insurance or with which any Acquired Company has carried insurance. Except as provided in Schedule 5.13, to the Knowledge of the Sellers, no event relating to any Acquired Company has occurred that could reasonably be expected to result in a retroactive upward adjustment in premiums under any of the insurance policies set forth on Schedule 5.13. Except as set forth on Schedule 5.13, no Acquired Company has any self-insured or co-insurance programs.

5.14 Litigation and Orders.

(a) Except as set forth on Schedule 5.14(a), there are no Proceedings pending or, to the Knowledge of the Sellers, threatened against, related to or affecting any Acquired Company or its business, operations or assets. To the Knowledge of the Sellers, no event has occurred or circumstances exist that could give rise to or serve as a basis for the commencement of any Proceeding against, related to or affecting any Acquired Company or its business, operations or assets. There are no Proceedings pending or, to the Knowledge of the Sellers, threatened that question the legality, validity or enforceability of this Agreement, the Transaction Documents or any of the transactions contemplated hereby or thereby or that could, individually or in the aggregate, reasonably be expected to materially impair the ability of the Sellers to perform on a timely basis their obligations under this Agreement or the Transaction Documents. Schedule 5.14(a) lists all Proceedings to which any Acquired Company was a party during the past five (5) years (whether or not settled). None of the items set forth on Schedule 5.14(a), if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(b) Except as set forth on Schedule 5.14(b), (i) there is no Order to which any Acquired Company, or any of the assets owned or used by any Acquired Company, is subject, (ii) none of the Sellers are subject to any Order that relates to the business of, or any of the assets owned or used by, any Acquired Company, and (iii) no officer, director, agent, consultant or employee of any Acquired Company is subject to any Order that prohibits such officer, director, agent, consultant or employee from engaging in or continuing any conduct, activity or practice relating to the business of the Acquired Companies. Each Acquired Company has been in full compliance

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with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject. No Acquired Company has received any notice from any Governmental Authority or any other Person regarding any actual or alleged violation of, or failure to comply with, any term or requirement of any Order to which any Acquired Company or any of the assets owned or used by any Acquired Company, is or has been subject.

5.15 Compliance with Laws. Each Acquired Company is now, and for the last five (5) years has been, in compliance with all applicable Laws and Orders. To the Knowledge of the Sellers, there is no proposed Law or Order that would be applicable to any Acquired Company and that would have a Material Adverse Effect. No Acquired Company has received any notice from any Governmental Authority or any other Person regarding (a) any actual, alleged, possible or potential violation of, or failure to comply with, or liability under any applicable Law, or (b) any actual, alleged, possible or potential obligation or liability of any Acquired Company.

5.16 Permits. Schedule 5.16 sets forth a true and complete list and description of all Permits held by any Acquired Company and used by it in the conduct of its business. Each Acquired Company is in compliance with the terms of such Permits and there is no pending or, to the Knowledge of the Sellers, threatened termination, expiration, suspension, withdrawal or revocation of any of such Permits. Except for the Permits set forth on Schedule 5.16, there are no material Permits, whether written or oral, necessary or required for the conduct of the business of the Acquired Companies. Each Permit held by any Acquired Company is valid and in full force and effect, and none of such Permits will lapse, terminate, expire or otherwise be impaired as a result of the performance of this Agreement by the Sellers or the consummation of the transactions contemplated hereby.

5.17 Labor Matters.

(a) Union and Employee Contracts. (i) Except as disclosed on Schedule 5.17(a), no Acquired Company is a party to or bound by any union contract, collective bargaining agreement or other similar type of contract with any labor organization, (ii) no Acquired Company has agreed to recognize any union or other collective bargaining unit, (iii) no union or collective bargaining unit has been certified as representing the employees of any Acquired Company, (iv) to the Knowledge of the Sellers, no organizational attempt has been made or threatened by or on behalf of any labor union or collective bargaining unit with respect to any employees of any Acquired Company and (v) there are no grievances pending under any collective bargaining agreement between any Acquired Company and any labor organization. Except as disclosed on Schedule 5.17(a), no Acquired Company is bound by any independent contractor agreement or consultant agreement. No Acquired Company has experienced any labor strike, dispute, slowdown or stoppage or any other material labor difficulty during the past five (5) years. There are no unfair labor practice charges, grievances or complaints pending, or to the Knowledge of the Sellers, threatened by or on behalf of any employee or group of employees of any Acquired Company.

(b) List of Employees, Etc. Schedule 5.17(b)(i) lists, to the extent applicable, as of the date hereof, for each employee, consultant, sales representative, independent contractor, director of any Acquired Company or any other individual who provides services to any Acquired Company, his or her: name; title; employer; location; date of hire; exempt/non-exempt status; employment status (i.e., whether full-time, temporary, leased, etc.); active or inactive status (including type of leave, if any); accrued but unused vacation; base compensation, bonus/commission and total compensation for the prior year; and current annual base salary or hourly wage rate (or other compensation), target bonus/commission for the current year and total compensation for the current year to date and base compensation, bonus/commission and total compensation for the prior year. Except as set forth on Schedule 5.17(b)(ii), the employees of each Acquired Company are “at will”

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and no Acquired Company employs or engage any employee, independent contractor or sales representative who cannot be dismissed immediately, whether currently or immediately after the transactions contemplated by this Agreement and the Transaction Documents, without notice and without further liability to any Acquired Company, subject to applicable Laws relating to employment discrimination. To the Knowledge of the Sellers, no employee, independent contractor or sales representative of any Acquired Company intends to terminate his or her employment or other relationship with the applicable Acquired Company.

(c) WARN Act. With respect to the employees of the Acquired Companies, during the last twelve (12) months, there has been no mass layoff, plant closing, or shutdown that implicates the Worker Adjustment & Retraining Notification Act of 1988, as amended, or any similar Law.

(d) IRCA. All current employees of each Acquired Company who work in the United States are, and to the Knowledge of the Sellers all former employees of each Acquired Company who worked in the United States whose employment terminated, voluntarily or involuntarily, within the three (3) years prior to the Closing Date were, legally authorized to work in the United States. Each Acquired Company has completed and retained the necessary employment verification paperwork under the Immigration Reform and Control Act of 1986 (“IRCA”) for the employees hired prior to the Closing Date. Further, at all times prior to the Closing Date, each Acquired Company was in compliance with both the employment verification provisions (including the paperwork and documentation requirements) and the anti-discrimination provisions of IRCA.

(e) Unemployment, Social Security and Other Benefits. No Acquired Company is liable for any payment to any trust or other fund or to any Governmental Authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the Ordinary Course of Business and consistent with past practice). Except as set forth on Schedule 5.17(e), there are no pending claims against any Acquired Company under any workers’ compensation plan or policy or for long-term disability.

(f) Former Employment Arrangements. To the Knowledge of the Sellers, no current employee or current officer or director of any Acquired Company is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, non-competition or proprietary rights agreement, between such employee, officer, director and any other Person that in any way materially and adversely affects (i) the performance of his or her duties as an employee, officer, or director of such Acquired Company or (ii) the ability of such Acquired Company to conduct its business as it is currently conducted and proposed to be conducted. To the Knowledge of the Sellers, no employee of any Acquired Company is in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, non-competition agreement or restrictive covenant to a former employer.

(g) Manuals, Handbooks, Policies, etc. To the extent they exist in written form, true and complete copies have been provided to the Buyer of the material written personnel manuals, handbooks, policies, rules or procedures applicable to any employee of any Acquired Company.

(h) Compliance and Investigations. Except as set forth on Schedule 5.17(h), each Acquired Company is, and for the past five (5) years has been, in compliance in all material respects with all applicable Laws respecting labor, employment and employment practices, including all Laws respecting terms and conditions of employment, health and safety, wages and hours (including the classification of independent contractors and exempt and non-exempt employees),

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employment harassment, discrimination or retaliation, whistleblowing, disability rights or benefits, equal opportunity, employee trainings and notices, workers’ compensation, labor relations, employee leave issues, affirmative action and unemployment insurance. No Acquired Company, including its respective officers, has received within the past five (5) years any notice of intent by any Governmental Authority responsible for the enforcement of labor or employment laws to conduct an investigation relating to such Acquired Company and, to the Knowledge of the Sellers, no such investigation is in progress.

5.18 Employee Benefit Plans.

(a) Schedule 5.18(a) sets forth a complete list of all Employee Plans. None of the Acquired Companies has any liability with respect to any plan, arrangement or practice of the type described in the preceding sentence other than the Employee Plans. Except as disclosed on Schedule 5.18(a), no Employee Plan is maintained outside the United States.

(b) True and complete copies of the following materials have been delivered to the Buyer: (i) all current plan documents for each Employee Plan or, in the case of an unwritten Employee Plan, a written description of such Employee Plan; (ii) all determination or opinion letters from the IRS with respect to any of the Employee Plans; (iii) all current summary plan descriptions, summaries of material modifications, annual reports and summary annual reports with respect to any of the Employee Plans; (iv) all current trust agreements, insurance contracts and other documents relating to the funding or payment of benefits under any Employee Plan; and (v) any other documents, forms or other instruments relating to any Employee Plan reasonably requested by the Buyer.

(c) Each Employee Plan has been maintained, operated and administered in compliance with its terms and any related documents or agreements and in compliance with all applicable Laws. There have been no Prohibited Transactions or breaches of any of the duties imposed on “fiduciaries” (within the meaning of Section 3(21) of ERISA) by ERISA with respect to the Employee Plans. Neither the execution and delivery of this Agreement or the Transaction Documents nor the consummation of the transactions contemplated hereby or thereby will constitute a Prohibited Transaction or adversely affect the tax qualification of any Employee Plan.

(d) Each Employee Plan intended to be qualified under Section 401(a) of the Code is so qualified and has been determined by the IRS to be so qualified, and each trust created under an Employee Plan has been determined by the IRS to be exempt from Tax under the provisions of Section 501(a) of the Code, and nothing has occurred since the date of any such determination that could reasonably be expected to give the IRS grounds to revoke such determination.

(e) No amount that could be received (whether in cash or property or vesting of property) as a result of any of the transactions contemplated by this Agreement by any employee, officer or director of any Acquired Company or any of their Affiliates who is a “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1) would be characterized as an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code).

(f) No Acquired Company nor any member of the Controlled Group has, and at no time in the past has had, an obligation to contribute to a “defined benefit plan” as defined in Section 3(35) of ERISA, a pension plan subject to the funding standards of Section 302 of ERISA or Section 412 of the Code, a “multiemployer plan” as defined in Section 3(37) of ERISA or Section 414(f) of the Code or a “multiple employer plan” within the meaning of Section 210(a) of ERISA or Section 413(c) of the Code.

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(g) With respect to each group health plan benefiting any current or former employee of any Acquired Company or any member of the Controlled Group that is subject to Section 4980B of the Code, each Acquired Company and each member of the Controlled Group has complied with the continuation coverage requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

(h) All contributions, transfers and payments in respect of any Employee Plan, other than transfers incident to an incentive stock option plan within the meaning of Section 422 of the Code, have been or are fully deductible under the Code.

(i) There is no pending, or to the Knowledge of the Sellers threatened, Proceeding of any kind before any Governmental Authority with respect to any Employee Plan (other than routine claims for benefits), nor to the Knowledge of the Sellers is there any basis for one.

(j) All (i) insurance premiums required to be paid with respect to, (ii) benefits, expenses and other amounts due and payable under, and (iii) contributions, transfers or payments required to be made to, any Employee Plan prior to the Closing Date will have been paid, made or accrued on or before the Closing Date.

(k) With respect to any insurance policy providing funding for benefits under any Employee Plan, (i) no insurance company issuing any such policy is in receivership, conservatorship, liquidation or similar proceeding and, to the Knowledge of the Sellers, no such proceedings with respect to any insurer are imminent and (ii) there is no liability of any Acquired Company in the nature of a retroactive rate adjustment, loss sharing arrangement or other actual or contingent liability, nor would there be any such liability if such insurance policy was terminated on the Closing Date.

(l) No Employee Plan provides payments or benefits, including death or medical benefits, beyond termination of service or retirement other than (i) coverage mandated by Law, or (ii) death or retirement benefits under any qualified Employee Plan that is intended to be qualified under Section 401(a) of the Code.

(m) Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated by this Agreement could reasonably be expected to, either alone or in conjunction with any other event (whether contingent or otherwise), (i) constitute a stated triggering event under any Employee Plan that will result in any payment (whether of severance pay or otherwise) becoming due from any Acquired Company to any current or former officer, employee, director or consultant (or dependents of such Persons) or (ii) accelerate the time of payment, vesting or funding of any benefit or compensation, or increase the amount or value of any benefit or compensation due or required to be provided to, any current or former officer, employee, director or consultant (or dependents of such Persons) of any Acquired Company.

(n) No Acquired Company has agreed or committed to institute any plan, program, arrangement or agreement for the benefit of employees or former employees of the Acquired Companies other than the Employee Plans, or to make any amendments to any of the Employee Plans.

(o) Each Acquired Company has reserved all rights necessary to amend or terminate each of the Employee Plans without the consent of any other Person.

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(p) No Employee Plan provides benefits to any Person who is not a current or former employee of any Acquired Company, or the dependents or other beneficiaries of any such current or former employee.

(q) Each Employee Plan and any other payment or arrangement for which any Acquired Company has liability that is subject to Section 409A of the Code is in documentary compliance with and has been operated in compliance with Section 409A of the Code, so that no amount paid pursuant to any such Employee Plan is subject to tax under Section 409A of the Code. No Person has any right to any Tax gross up or indemnification with respect to any Employee Plan.

(r) All employees of each Acquired Company are in active service and no employees or former employees of any Acquired Company are receiving salary continuation, short-term disability or long-term disability benefits under any Employee Plan. All individuals who perform services for any Acquired Company have been classified correctly, in accordance with the terms of each Employee Plan and ERISA, the Code, the Fair Labor Standards Act and all other applicable Laws, as employees, independent contractors or leased employees, and no Acquired Company has received notice to the contrary from any Person or Governmental Authority.

5.19 Environmental.

(a) Except as set forth on Schedule 5.19, there are no underground tanks and related pipes, pumps or other facilities regardless of their use or purpose whether active or abandoned at the Real Property.

(b) To the Knowledge of the Sellers, there is no asbestos nor any asbestos-containing materials used in, applied to or in any way incorporated in any building, structure or other form of improvement on the Real Property. No Acquired Company sells, manufactures or distributes and has not sold, manufactured or distributed any product containing asbestos or that utilizes or incorporates asbestos-containing materials in any way.

(c) Each Acquired Company is presently and for the past five (5) years has been, in compliance with all Environmental Laws applicable to the Real Property, formerly owned, leased or operated locations of the business, or to such Acquired Company’s business operations, and there exist no Environmental Conditions that require reporting, investigation, assessment, cleanup, remediation or any other type of response action pursuant to any Environmental Law or that could be the basis for any material liability of any kind pursuant to any Environmental Law.

(d) No Acquired Company has generated, manufactured, refined, transported, treated, stored, handled, disposed, transferred, produced or processed any Hazardous Materials at or upon the Real Property or any properly formerly owned, leased or operated by any Acquired Company, except in compliance with all applicable Environmental Laws; there has been no Release or Threat of Release of any Hazardous Material at or in the vicinity of the Real Property that requires or may require reporting, investigation, assessment, cleanup, remediation or any other type of response action pursuant to any Environmental Law or any contractual obligation; and there has been no Release or Threat of Release of any Hazardous Material at or in the vicinity of property formerly owned, leased or operated by any Acquired Company that requires or may require reporting, investigation, assessment, cleanup, remediation or any other type of response action by any Acquired Company pursuant to any Environmental Law or any contractual obligation.

(e) No Acquired Company has (i) entered into or been subject to any consent decree, compliance order or administrative order relating to obligations under Environmental Law or

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Environmental Conditions; (ii) received notice under the citizen suit provisions of any Environmental Law; (iii) received any request for information, notice, demand letter, administrative inquiry or complaint or claim with respect to any Environmental Condition, any obligation or liability under any Environmental Law or any exposure of any person to any Hazardous Material; or (iv) been subject to or threatened with any governmental or citizen enforcement action with respect to any Environmental Law.

(f) (i) There currently are effective all material Permits required under any Environmental Law that are necessary for any Acquired Company’s activities and operations at the Real Property and for any Acquired Company’s business operations; (ii) any applications for renewal of such Permits have been submitted on a timely basis; (iii) such Permits can be transferred without changes to their terms or conditions; and (iv) each Acquired Company is and for the past five (5) years has been in compliance with the terms and conditions of such Permits.

(g) No Acquired Company has assumed, undertaken, agreed to indemnify or otherwise become subject to any liability of any other Person relating to or arising from any Environmental Law or any Release of any Hazardous Material.

(h) To the Knowledge of the Sellers, each Acquired Company, the Real Property and the business will not require a material capital expenditure or annual operating expense increase during the two (2) years following the Closing Date to achieve compliance with any Environmental Law.

(i) The distribution, sale, and use of each Acquired Company’s products and the provision of its services does not subject any Acquired Company to liability under any Environmental Laws.

(j) Each Acquired Company has delivered, or caused to be delivered, to the Buyer copies of all (if any) documents, records and information in its possession or control concerning Environmental Conditions or obligation or liability of any Acquired Company under any Environmental Law or exposure of any person to any Hazardous Material in connection with any Acquired Company or its products or services, including previously conducted environmental site assessments, compliance audits, asbestos surveys, sampling or testing results and documents regarding any Release or disposal of Hazardous Materials at, upon or from the Real Property or any property formerly owned, leased or operated by any Acquired Company, spill control plans and environmental agency reports and correspondence.

5.20 Product and Service Liability and Warranty.

(a) Each product manufactured, sold or otherwise delivered by, and each service rendered by, any Acquired Company has been in conformity with all applicable contractual commitments and all express and implied warranties, and no Acquired Company has any liability (and there is no basis for any present or future Proceeding against any Acquired Company) for replacement or repair of any such products or reperformance of service or other damages or other costs in connection therewith There are no reserves for product or service warranty claims set forth in the Financial Statements, which is consistent with past practices of the Acquired Companies. There have been no product recalls by any Acquired Company. No product manufactured, sold, leased or delivered by, or service rendered by, any Acquired Company is subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale, lease or service. Schedule 5.20 sets forth true and complete copies of the standard terms and conditions of sale, lease or service of each Acquired Company (containing applicable guaranty, warranty and indemnity provisions).

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(b) No Acquired Company has any liability and there is no basis for any present or, to the Knowledge of the Sellers, future, Proceeding against any Acquired Company giving rise to any liability or any violation of Law, arising out of any injury to Person or property as a result of the ownership, possession or use of a product designed, manufactured, assembled, repaired, sold, leased, delivered, installed or otherwise distributed, or services rendered, by any Acquired Company.

5.21 Undisclosed Liabilities. No Acquired Company has any liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due, whether known or unknown, regardless of when asserted) arising out of transactions or events entered into prior to the Closing Date, or any action or inaction, or any state of facts existing, with respect to or based upon transactions or events occurring prior to the Closing Date, except (a) liabilities reflected in the Interim Financial Statements, (b) liabilities that have arisen after the date of the Interim Financial Statements in the Ordinary Course of Business (none of which relates to breach of Contract, breach of warranty, tort, infringement, violation of Law or Environmental liability), or (c) as otherwise set forth on Schedule 5.21.

5.22 Customers and Suppliers.

(a) Schedule 5.22(a) sets forth a true, correct and complete list of the fifteen (15) largest customers of the Acquired Companies on a consolidated basis (each, a “Material Customer”), as measured by the dollar amount of sales to such customers on an aggregate and consolidated basis, during each of the fiscal years ended June 30, 2020, June 30, 2021, June 30, 2022 and for the five (5)-month period ended November 30, 2022, showing the approximate total sales by the Acquired Companies, on an aggregate and consolidated basis, to each such customer, during such period. Except as set forth on Schedule 5.22(a), (i) all Material Customers continue to be customers of the applicable Acquired Company and none of such Material Customers has materially reduced its business with the applicable Acquired Company from the levels achieved during the fiscal year ended June 30, 2022, and, to the Knowledge of the Sellers, there is no reason to believe that any such reduction will occur; (ii) no Material Customer has terminated its relationship with the applicable Acquired Company, nor has the applicable Acquired Company received any notice or other communication, nor, to the Knowledge of the Sellers, is there any other reason to believe, that any Material Customer intends to do so or to materially alter the terms of its relationship with the applicable Acquired Company; (iii) except for immaterial claims or disputes arising in the Ordinary Course of Business, no Acquired Company is involved in any claim, dispute, controversy or other Proceeding with any Material Customer; (iv) no Acquired Company is involved in any claim, dispute, controversy or other Proceeding with any of its other customers that, individually or in the aggregate, could reasonably be anticipated to have a Material Adverse Effect or result in any material liability for any Acquired Company; (v) to the Knowledge of the Sellers, there is no reason to believe that the resignation of any employee of any Acquired Company could result in the termination of, reduction in, or any detrimental change to any Acquired Company’s relationship with any Material Customer; (vi) no Material Customer has materially reduced or has requested in writing or, to the Knowledge of the Sellers, orally to materially reduce, in either case, in the aggregate, the pricing of any good or service it purchases from the applicable Acquired Company, or, to the Knowledge of the Sellers, is there any other reason to believe that any Material Customer intends to do so; and (vii) no customer of any Acquired Company is reasonably expected to terminate its relationship with any Acquired Company as a result of the consummation of the transactions contemplated by this Agreement, including as a result of any change in ownership of the Acquired Companies or loss by any Acquired Company of any set-aside status or eligibility of such Acquired Company for any set-aside program.

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(b) Schedule 5.22(b) sets forth a true, correct and complete list of the fifteen (15) largest suppliers of the Acquired Companies on a consolidated basis (each, a “Material Supplier”), as measured by the dollar amount of purchases from such suppliers on an aggregate and consolidated basis, during each of the fiscal years ended June 30, 2020, June 30, 2021, June 30, 2022 and for the five (5)-month period ended November 30, 2022, showing the approximate total purchases by the Acquired Companies, on an aggregate and consolidated basis, from each such supplier, during such period. Except as set forth on Schedule 5.22(b), (i) all Material Suppliers continue to be suppliers to the applicable Acquired Company and none of such Material Suppliers has reduced materially its business with the applicable Acquired Company from the levels achieved during the fiscal year ended June 30, 2022, and, to the Knowledge of the Sellers, there is no reason to believe that any such reduction will occur; (ii) no Material Supplier has terminated its relationship with the applicable Acquired Company, nor has the applicable Acquired Company received any notice or other communication, nor, to the Knowledge of the Sellers, is there any other reason to believe, that any Material Supplier intends to do so; (iii) except for immaterial claims or disputes arising in the Ordinary Course of Business, no Acquired Company is involved in any claim, dispute, controversy or other Proceeding with any Material Supplier; (iv) no Acquired Company is involved in any claim, dispute, controversy or other Proceeding with any of its other suppliers that, individually or in the aggregate, could reasonably be anticipated to have a material adverse effect on the Acquired Companies’ businesses or result in any material liability for any Acquired Company; (v) to the Knowledge of the Sellers, there is no reason to believe that the resignation of any employee of any Acquired Company could result in the termination of, reduction in, or any detrimental change to any Acquired Company’s relationship with any Material Supplier; (vi) no Material Supplier has materially increased or requested in writing or, to the Knowledge of the Sellers, orally to materially increase, in either case, in the aggregate, the pricing of any good or service it sells to any Acquired Company, or, to the Knowledge of the Sellers, is there any other reason to believe that any Material Supplier intends to do so; and (vii) no Acquired Company has received any notice or other communication, nor to the Knowledge of the Sellers, is there any other reason to believe, that any Material Supplier intends to change its business practices or policies in a manner that could be adverse to any Acquired Company. No supplier to any Acquired Company represents a sole source of supply of any type of equipment, goods or services (other than public utilities) to any Acquired Company in the operation of the Acquired Companies’ businesses.

(c) Schedule 5.22(c) contains a true, complete and correct list of each trade allowance, trade in, bill back, rebate, discount or similar program of or for any Acquired Company for the benefit of or with any supplier or customer of any Acquired Company, regardless of whether there exists any liability to make or receive any payment thereunder.

5.23 Related Party Transactions. Except as set forth on Schedule 5.23, none of the Acquired Companies, the Sellers nor any of their respective Affiliates, nor any current or former director, manager, officer or employee of any Acquired Company: (a) has or during the last five (5) fiscal years has had any direct or indirect interest (i) in, or is or during the last five (5) fiscal years was, a director, officer or employee of, any Person that is a client, customer, supplier, lessor, lessee, debtor, creditor or competitor of any Acquired Company or (ii) in any material property, asset or right that is owned or used by any Acquired Company in the conduct of its business or (b) is, or during the last five (5) fiscal years has been, a party to any agreement or transaction with any Acquired Company. Except as set forth on Schedule 5.23, (x) there is no outstanding Indebtedness owed to or by any Acquired Company with any current or former director, manager, officer, employee or consultant of any Acquired Company, (y) there is no outstanding Indebtedness owed by any Acquired Company, on the one hand, to any Seller or any of their respective Affiliates (other than another Acquired Company, but including the Excluded Entities), on the other hand, and (z) no Affiliate of a Seller is employed by, or otherwise provides services to, any Acquired Company. Schedule 5.23 sets forth a true, correct and complete list of all of the outstanding items of Indebtedness

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(including, for the avoidance of doubt, amounts which would constitute Indebtedness if the references in the definition thereof to one or more of the Acquired Companies were replaced with references to one or more of the Sellers or their respective Affiliates, and vice versa) owed to any Acquired Company, on the one hand, by any Seller or any of their respective Affiliates (other than another Acquired Company, but including the Excluded Entities), on the other hand (collectively, the “Affiliate Loans”), identifying: (A) the Acquired Company to whom such Indebtedness is owed; (B) to the extent applicable, the title of the instrument under which such Indebtedness is owed; and (C) the amount of such Indebtedness as of immediately prior to the Closing.

5.24 International Trade; Anti-Corruption. No Acquired Company or, to the Sellers’ Knowledge, any Acquired Company’s officers, directors, managers, employees, independent contractors, agents, or other Persons acting for or on behalf of any Acquired Company is or has been (a) a Sanctioned Person, (b) engaging in any transactions or business dealings with any Sanctioned Person, or (c) engaging in any transactions or business dealings in or with any Sanctioned Country; and no Acquired Company is currently in violation in any material respect of applicable Sanctions, export control Laws, or anti-boycott Laws. No Acquired Company or, to the Sellers’ Knowledge, any Acquired Company’s officers, directors, managers, employees, independent contractors, agents, or other Persons acting for or on behalf of any Acquired Company has at any time taken any action that would cause any Acquired Company to be in violation of any applicable Anti-Corruption Laws. No Acquired Company has received any internal or external allegation, or any notice or inquiry from any Governmental Authority, concerning any actual or potential violation or wrongdoing related to Anti-Corruption Laws.

5.25 Certain Payments. No Acquired Company or any Seller nor any director, manager, officer, employee or, to the Knowledge of the Sellers, other Person associated with or acting for, at the direction of, or on behalf of any of them, has directly or indirectly (a) made, provided, offered or promised any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment or anything of value to any Person, regardless of form, whether in money, property or services, (i) to affect or influence any act or decision, or to obtain favorable treatment in securing business for any Acquired Company, (ii) to pay for favorable treatment for business secured by any Acquired Company, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of any Acquired Company or (iv) in violation of any Law, or (b) established or maintained any fund or asset with respect to any Acquired Company that has not been recorded in the books and records of any Acquired Company.

5.26 Bank Accounts. Schedule 5.26 sets forth a true and complete list of (a) the name and address of each bank with which any Acquired Company has an account or safe deposit box, (b) the name of each Person authorized to draw thereon or have access thereto and (c) the account number for each bank account of any Acquired Company.

5.27 Books and Records. All books, records and accounts of each Acquired Company are accurate and complete in all material respects and are maintained in accordance with good business practice and all applicable Laws. Except as set forth on Schedule 5.27, minute books and record books of each Acquired Company previously delivered to the Buyer are true, correct and complete and accurately reflect all corporate (or equivalent) actions taken by each Acquired Company, in each case, in all material respects.

5.28 Brokers. No Person has acted directly or indirectly as a broker, finder or financial advisor for any Acquired Company or the Sellers in connection with the negotiations relating to the transactions contemplated by this Agreement, and no Person is entitled to any fee or commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of any Acquired Company or the Sellers.

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5.29 CARES Act and COVID Relief Programs. Except as set forth on Schedule 5.29, no Acquired Company has received any Indebtedness or grant under the CARES Act and COVID Relief Programs. Each Acquired Company has complied in all respects with the CARES Act and COVID Relief Programs and any documentation related thereto. All applications and certifications made by any Acquired Company pursuant to the CARES Act and COVID Relief Programs were true and accurate in all respects as of the date they were made or deemed to have been made. The Acquired Companies have received full forgiveness of any loans they have received under the PPP Loan Program. No officer or executive of the Acquired Companies is currently subject to the compensation restrictions set forth in Section 4004 of the CARES Act and COVID Relief Programs.

ARTICLE 6:
REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer hereby represents and warrants to each of the Sellers as follows as of the date hereof:

6.1 Existence and Good Standing. The Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Buyer and Parent each has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as currently being conducted, except as would not reasonably be expected to have a material adverse effect on the Buyer’s or Parent’s ability to consummate the transactions contemplated by this Agreement to be consummated by the Buyer or Parent, as applicable.

6.2 Power. The Buyer and Parent each has the requisite power and authority to execute, deliver and perform fully its respective obligations under this Agreement and the Transaction Documents. No additional actions on the part of the Buyer or Parent are necessary to authorize the execution and delivery of this Agreement and the Transaction Documents and the consummation by the Buyer and Parent of the transactions contemplated hereby and thereby to be consummated by the Buyer or Parent, as applicable.

6.3 Validity and Enforceability. This Agreement and each of the Transaction Documents have been duly authorized, executed and delivered by the Buyer and Parent and, assuming due authorization, execution and delivery by each of the Sellers, represent the legal, valid and binding obligation of the Buyer and Parent to the extent of their respective obligations hereunder and thereunder, as the case may be, enforceable against the Buyer and Parent in accordance with their respective terms, subject to the General Enforceability Exceptions.

6.4 No Conflict. Neither the execution of this Agreement or the Transaction Documents, nor the performance by the Buyer and Parent of their respective obligations hereunder or thereunder, will violate or conflict with the Buyer’s or Parent’s respective Governing Documents or any Law or Order applicable to the Buyer and/or Parent, as applicable.

6.5 Consents. Except for such notifications to the NASDAQ and supplemental listing applications as may be required by the rules of the NASDAQ and such filings as may be required under federal or state securities Laws, no consent, approval or authorization of any Person or Governmental Authority is required in connection with the execution and delivery by the Buyer and Parent of this Agreement or the Transaction Documents or the consummation of the transactions contemplated hereby or thereby.

6.6 Investment Intention. The Buyer is acquiring the Purchased Equity Interests for its own account, for investment purposes only and not with a view to the distribution of such Purchased Equity Interests. The Buyer and Parent each understands that the Purchased Equity Interests have not been

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registered under the Securities Act, and cannot be sold unless subsequently registered under the Securities Act, or an exemption from such registration is available.

6.7 Capitalization. All of the Parent Common Stock issuable pursuant to this Agreement as Stock Consideration will be, when so issued, (a) duly authorized, validly issued, fully paid and nonassessable, (b) registered as necessary under applicable securities Laws, and (c) free and clear of all Liens granted by Parent, the Buyer or their respective Affiliates (other than transfer restrictions arising generally pursuant to applicable securities Laws).

6.8 Brokers. No Person has acted directly or indirectly as a broker, finder or financial advisor for the Buyer or Parent in connection with the negotiations relating to the transactions contemplated by this Agreement, and no Person is entitled to any fee or commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of the Buyer.

ARTICLE 7:
POST-CLOSING COVENANTS

The Parties agree as follows with respect to the period following the Closing:

7.1 Litigation Support. If the Buyer is evaluating, pursuing, contesting or defending against any Proceeding in connection with the transactions contemplated by this Agreement or any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving any Acquired Company, then upon the request of the Buyer, each Seller will, as applicable, (a) reasonably cooperate with the Buyer and its counsel in the evaluation, pursuit, contest or defense thereof, (b) make available itself or its personnel (including to provide testimony and other reasonable assistance) and (c) provide access to its books, records and electronic data as may be reasonably necessary in connection therewith. The Buyer will reimburse each Seller for its reasonable, documented out-of-pocket expenses related to such cooperation (unless the Buyer is entitled to indemnification therefor under Article 9 without regard to Section 9.3).

7.2 Transition. In addition to, and not in substitution for, any similar obligations of any Seller in any other Contract with any Acquired Company, the Buyer or any of their Affiliates, each Seller will cooperate with the Buyer in its efforts to, and take any action reasonably requested by the Buyer to, continue and maintain the same business relationships of the Acquired Companies after the Closing as those existing prior to the Closing, including relationships with any employee, independent contractor, Governmental Authority, agent, lessor, lessee, licensor, licensee, customer, supplier, vendor or other business associate of the Acquired Companies. Without limiting the foregoing, no Seller will take any action that has the effect of, or is designed or intended to have the effect of, discouraging any of the aforementioned Persons from continuing and maintaining the same business relationships of the Acquired Companies after the Closing as those existing prior to the Closing. Each Seller will refer all inquiries relating to the business of the Acquired Companies to the Buyer from and after the Closing.

7.3 Confidentiality. Each Seller will, and will cause its Affiliates to, maintain the confidentiality of the Confidential Information at all times, and will not, directly or indirectly, use any Confidential Information for its own benefit or for the benefit of any other Person or reveal or disclose any Confidential Information to any Person other than authorized representatives of the Buyer, except with the prior written consent of the Buyer. The covenants in this Section 7.3 will not apply to Confidential Information that a Seller can demonstrate: (a) is or has become available to the general public or in the public domain through no breach of this Agreement by any Seller or any of its Affiliates or, to the knowledge of such Seller, breach by any other Person of a duty of confidentiality owed to the Buyer, any Acquired Company or any other Person; (b) is developed by or on behalf of such Seller without use of,

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reliance on, or reference to, the Confidential Information; (c) was rightfully received by such Seller on a non-confidential basis from a Person that, to the knowledge of such Seller, does not owe a duty of confidentiality to the Buyer, any Acquired Company or any other Person with respect to such information; or (d) such Seller is required to disclose by judicial or administrative process or by other requirements of Law; provided, however, that such Seller will (i) promptly notify the Buyer in writing of such required disclosure as much in advance as practicable in the circumstances, (ii) cooperate with the Buyer to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information and (iii) disclose only that portion of such information that such Seller’s counsel advises such Seller it is legally required to disclose. At any time that the Buyer may request, each Seller will, and will cause its Affiliates to, turn over or return to the Buyer all Confidential Information in any form (including all copies and reproductions thereof) in their possession or control.

7.4 Seller Undertakings. If it is determined that any Seller or any Seller’s Affiliate holds any right, title or interest in or to any assets, properties, interests in properties or rights owned or used by any Acquired Company (other than any interest in any Leased Real Property), whether by reason of any defects in the organization of such Acquired Company or otherwise, then such Seller or such Seller’s Affiliate, as applicable, shall take all such actions as may be necessary or desirable to convey such assets, properties, interests in properties and rights to such Acquired Company.

7.5 Further Assurances. From and after the Closing Date, the Buyer, the Seller Representative and the Sellers shall execute and deliver or cause to be executed and delivered such other agreements or instruments, in addition to those required by this Agreement, and shall take such further action, in each case, as the Buyer or the Seller Representative may reasonably request, in order to implement, carry out or effectuate the transactions contemplated by and the purposes of this Agreement.

7.6 Preservation of Records. Subject to any retention requirements relating to the preservation of Tax records, with respect to the financial books and records and minute books of the Acquired Companies relating to matters on or prior to the Closing Date, the Buyer agrees to preserve and keep such records for a period of seven (7) years from the Closing Date and shall make such records and personnel reasonably available to the Seller Representative as may be reasonably required by any Seller in connection with an audit, assessment or reassessment of any Seller by the IRS or any other Taxing Authority or any Proceeding involving a Seller. If the Buyer wishes to destroy (or permit to be destroyed) such records after that time, the Buyer shall first give ninety (90) days prior written notice to the Seller Representative and the Seller Representative will have the right at its option and expense, upon prior written notice given to the Buyer within that ninety (90) day period, to take possession of the records within one hundred eighty (180) days after the date of such notice.

7.7 Public Announcements. Except as may be required to comply with the requirements of any applicable Law or the rules and regulations of any stock exchange (including the NASDAQ) or national market system upon which the securities of Parent are listed, and except, with respect to any disclosure by Parent or the Buyer, to the extent such disclosure is generally consistent with Parent’s historical disclosures, neither the Buyer nor the Seller Representative or any of the Sellers shall, and the Buyer shall cause the Acquired Companies not to, issue any press release or public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other party hereto, which approval will not be unreasonably withheld or delayed, unless, in the sole judgment of the Buyer, disclosure is otherwise required by applicable Law or Order; provided that, the Buyer may issue a “tombstone” or similar advertisement without obtaining such prior consent. Notwithstanding the foregoing, nothing in this Section 7.7 shall prohibit the Buyer from making disclosures as required for a publicly traded company under applicable stock market rules or applicable Law or from including the effects of the transactions contemplated by this Agreement in any financial statements that are required to be filed under applicable stock market rules or applicable Law.

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7.8 Treatment of Affiliate Loans. Following the Closing, except as otherwise set forth in this Section 7.8, the Acquired Companies shall, to the extent permitted by applicable Law, (a) keep the Affiliate Loans outstanding on the books and records of the Acquired Companies and shall not forgive or write off such Affiliate Loans, and (b) not require the Sellers or their respective Affiliates, as applicable, to repay such Affiliate Loans to the Acquired Companies; provided, that upon payment in full by the Buyer and/or Parent of all remaining amounts then outstanding under the Note & Guaranty, the Buyer shall, and shall cause the Acquired Companies to, forgive or otherwise write off all such Affiliate Loans in full (including principal and interest) concurrently therewith.

7.9 Holdback Amount. During the 12-month period from the Closing Date until the Holdback Release Date, interest shall accrue on the remaining balance of the Holdback Amount (reduced by any indemnified Losses (or pending claims therefor) which are set-off or offset against, or otherwise satisfied from, the Holdback Amount from time to time pursuant to Section 9.4), at a rate per annum (computed on the basis of a 360-day year and for the actual number of days actually elapsed) equal to 12%. The Buyer shall, or shall cause the Acquired Companies to, pay to the Seller Representative (on behalf of and for further distribution to the Sellers) all accrued but unpaid interest then outstanding on the last day of each month during such 12-month period beginning with the first such payment due on January 31, 2023. Notwithstanding anything to the contrary contained herein, neither the Buyer nor the Acquired Companies agree or will be obligated to pay interest hereunder at a rate that is in excess of the maximum rate permitted by applicable Law.

7.10 Post-Closing Bonus Pool Allocation. For each whole fiscal year following the Closing during which the Note & Guaranty remains outstanding, the Buyer shall, and shall cause the Acquired Companies to, establish a bonus pool of 10% of the aggregate net profits (with an addback for interest expenses related to the transaction, including in respect of the debt incurred by the Buyer and its Affiliates in connection with the transaction and under the Note & Guaranty) of the Acquired Companies, which shall be reserved or otherwise set aside for payment (less applicable employment or withholding Tax) to eligible management-level employees of the Acquired Companies (to the extent they remain employed by the Acquired Companies as of the relevant payment date) as determined by Kellogg.

7.11 Release of Guarantors. Following the Closing, with respect to any Real Property Lease (other than a Restated Lease) to which an Acquired Company is a party with an unaffiliated third party landlord and which is guaranteed in whole or in part by Kellogg, a Seller, or an Affiliate of a Seller (other than an Acquired Company) (each, a “Guaranteed Lease”), as and when such Guaranteed Leases come up for renewal, the Buyer shall, and shall cause the Acquired Companies to, cause Kellogg, such Seller or its Affiliate to be released as a guarantor under each such Guaranteed Lease.

7.12 Payment of Retention Bonus. Upon or within thirty (30) days after (a) the payment in full of the Note & Guaranty, or (b) the occurrence of a Change of Control, the Buyer shall pay, or shall cause Elite Builder Services or another Acquired Company to pay, the Retention Bonus (less applicable employment or withholding Tax and other applicable deductions which shall be deposited with the appropriate Governmental Authority in accordance with applicable Law) to Rowe through payroll; provided, that in order for Rowe to be eligible to receive the Retention Bonus pursuant to this Section 7.12, Rowe must (i) have been continuously employed by Elite Builder Services or another Acquired Company through and including the applicable date of payment of the Retention Bonus, (ii) have not given or received notice of termination of employment on or before such payment date, and (iii) have not violated or failed to comply with any of the covenants or agreements set forth in his Restrictive Covenant Agreement or his Employment Agreement with Elite Builder Services. If, following the Closing, Rowe ceases to be eligible or otherwise entitled to receive the Retention Bonus pursuant to the terms of this Section 7.12, the Buyer shall provide written notice to Kellogg and shall thereafter pay the Retention Bonus to the Kellogg Revocable Trust concurrently with (or within thirty (30) days after) the payment in full of the Note &

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Guaranty, by wire transfer of immediately available funds to a bank account designated by Kellogg in writing, which will be treated as an adjustment, and an increase, to the Purchase Price, unless otherwise required by Law. The provisions of this Section 7.12 with respect to the payment of the Retention Bonus are intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) or an exemption thereunder and shall be construed and administered in accordance with Section 409A. Notwithstanding any other provision of this Agreement, the payment of the Retention Bonus contemplated by this Section 7.12 may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption. Any payment of the Retention Bonus under this Section 7.12 that may be excluded from Section 409A as a short-term deferral shall be excluded from Section 409A to the maximum extent possible. Notwithstanding the foregoing, neither the Buyer nor any Acquired Company makes any representations that the payment of the Retention Bonus provided under this Section 7.12 complies with Section 409A and in no event shall the Buyer or any Acquired Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by you on account of non-compliance with Section 409A. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NEITHER THE BUYER, ANY ACQUIRED COMPANY NOR ANY OF THEIR RESPECTIVE AFFILIATES, SUCCESSORS, SHAREHOLDERS, MEMBERS, DIRECTORS, MANAGERS, EMPLOYEES, OFFICERS OR AGENTS MAKE ANY GUARANTEE OF TAX CONSEQUENCES WITH RESPECT TO THIS SECTION 7.12 OR ANY PAYMENT PROVIDED FOR HEREIN.

7.13 RSU Award. In the event that, following the Closing, Rowe forfeits, or ceases to be eligible or otherwise entitled to receive or vest into, the RSUs (as defined in the RSU Agreement) that were granted to Rowe pursuant to the terms of the RSU Agreement (whether as a result of a termination of Rowe’s service or otherwise), the Kellogg NING shall be entitled to receive, promptly after such forfeiture or cessation of eligibility or entitlement, the issuance of a number of shares of Parent Common Stock equal to the same number of Ordinary Shares (as defined in the RSU Agreement) that Rowe would have been entitled to receive under the RSU Agreement upon the vesting in full of the RSUs, which will be treated as an adjustment, and an increase, to the Purchase Price, unless otherwise required by Law.

ARTICLE 8:
TAX MATTERS

8.1 Straddle Period.

(a) For purposes of this Agreement, the portion of Tax, with respect to the income, property or operations of any Acquired Company that are attributable to any Tax period that begins on or before the Closing Date and ends after the Closing Date (a “Straddle Period”) will be apportioned between the period of the Straddle Period that extends before the Closing Date through and including the Closing Date (the “Pre-Closing Straddle Period”) and the period of the Straddle Period that extends from the day after the Closing Date to the end of the Straddle Period (the “Post-Closing Straddle Period”) in accordance with this Section 8.1(a). The portion of such Tax attributable to the Pre-Closing Straddle Period will (i) in the case of any Taxes other than sales or use taxes, value-added taxes, employment taxes, withholding taxes, and any Tax based on or measured by income, receipts or profits earned during a Straddle Period, be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the Pre-Closing Straddle Period and denominator of which is the number of days in the Straddle Period, and (ii) in the case of any sales or use taxes, value-added taxes, employment taxes, withholding taxes, and any Tax based on or measured by income, receipts or profits earned during a Straddle Period, be deemed equal to the amount that would be payable if the Straddle Period ended on and included the Closing Date. The portion of a Tax attributable to a Post-Closing Straddle Period shall be calculated in a corresponding manner. In the case of a Tax

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that is (i) paid for the privilege of doing business during a period (a “Privilege Period”) and (ii) computed based on business activity occurring during an accounting period ending prior to such Privilege Period, any reference to a “Tax period,” a “tax period,” or a “taxable period” shall mean such accounting period and not such Privilege Period.

(b) The Seller Representative shall prepare, or cause to be prepared, at Seller’s expense all Tax Returns of any Acquired Company that are due after the Closing Date with respect to any Pre-Closing Tax Period; provided, however, that for this purpose the Pre-Closing Tax Period with respect to any income Tax Returns shall end on the Applicable Tax Year-End. All such Tax Returns shall be prepared in accordance with the past practices of the applicable Acquired Company, unless otherwise required by applicable Law. The Seller Representative shall provide such Tax Returns to the Buyer at least 30 days before the due date (including applicable extensions) for filing of any such Tax Returns for its review and comment. The Buyer shall provide any written comments to the Seller Representative not later than ten days after receiving any such Tax Return and, if the Buyer does not provide any written comments within ten days, the Buyer shall be deemed to have accepted such Tax Return. The Seller Representative and the Buyer shall attempt in good faith to resolve any dispute with respect to such Tax Return. If the Seller Representative and the Buyer are unable to resolve any such dispute at least ten days before the due date (including applicable extensions) for any such Tax Return, the dispute shall be referred to the Arbitration Firm for resolution and the fees shall be shared one-half by the Seller Representative (on behalf of all Sellers) and one-half by the Buyer. If the Arbitration Firm is unable to resolve any such dispute before the due date (including applicable extensions) for any such Tax Return, such Tax Return shall be filed reflecting the comments of the Buyer, subject to amendment, if necessary, to reflect the resolution of the dispute by the Arbitration Firm. The Buyer shall pay or cause to be paid all Taxes imposed on any Acquired Company shown as due and owing on such Tax Returns subject to reimbursement by the Sellers, jointly and severally, pursuant to Section 9.1 hereof.

(c) The Buyer shall prepare and timely file, or cause to be prepared and timely filed, at the Buyer’s expense (but subject to the other provisions of this Section 8.1(c)), all Tax Returns of any Acquired Company with respect to any Straddle Period. All such Tax Returns shall be prepared in accordance with the past practices of the applicable Acquired Company, unless otherwise required by applicable Law. The Buyer shall provide such Tax Returns to the Seller Representative at least 30 days before the due date (including applicable extensions) for filing of any such Tax Returns for its review and comment. The Seller Representative shall provide any written comments to the Buyer not later than ten days after receiving any such Tax Return and, if the Seller Representative does not provide any written comments within ten days, the Seller Representative shall be deemed to have accepted such Tax Return. The Seller Representative and the Buyer shall attempt in good faith to resolve any dispute with respect to such Tax Return. If the Seller Representative and the Buyer are unable to resolve any such dispute at least ten days before the due date (including applicable extensions) for any such Tax Return, the dispute shall be referred to the Accounting Firm for resolution and the fees shall be shared one-half by the Seller Representative (on behalf of all Sellers) and one-half by the Buyer. If the Accounting Firm is unable to resolve any such dispute before the due date (including applicable extensions) for any such Tax Return, such Tax Return shall be filed as prepared by the Buyer, subject to amendment, if necessary, to reflect the resolution of the dispute by the Accounting Firm. The Buyer shall pay or cause to be paid all Taxes imposed on any Acquired Company shown as due and owing on such Tax Returns subject to reimbursement by the Sellers, jointly and severally, pursuant to Section 9.1 hereof.

8.2 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) imposed on the Buyer or any Acquired Company in connection with this Agreement and the Transaction Documents (“Transfer Taxes”) will be

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borne and paid 50% by the Sellers, jointly and severally, and 50% by the Buyer, when due, and the party responsible under applicable Law for filing any Tax Returns with respect to such Transfer Taxes shall duly and timely cause to be filed all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, and the other party shall cooperate in the preparation and filing of such Tax Returns.

8.3 Cooperation; Audits. In connection with the preparation of Tax Returns, audit examinations, and any administrative or judicial proceedings relating to the Tax liabilities imposed on any Acquired Company, the Buyer and the Acquired Companies, on the one hand, and the Sellers, on the other hand, shall cooperate fully with each other, including the furnishing or making available during normal business hours of records, personnel (as reasonably required), books of account, powers of attorney or other materials necessary or helpful for the preparation of such Tax Returns, the conduct of audit examinations or the defense of claims by Taxing Authorities as to the imposition of Taxes. The Sellers shall deliver within five (5) days of Buyer’s request therefore any information required to be reported by the Buyer or any Acquired Company pursuant to Section 6043A of the Code.

8.4 Certain Controversies. This Section 8.4 and not Section 9.2 will control any Tax Matter. The Buyer has the right to represent or cause to be represented the interests of the Acquired Companies before the relevant Governmental Authority with respect to any audit, inquiry, assessment, Proceeding or other similar event relating to any Pre-Closing Tax Period or Straddle Period (a “Tax Matter”) and has the right to control the defense, compromise or other resolution of any such Tax Matter, including responding to inquiries, filing Tax Returns and contesting, defending against and resolving any assessment for additional Taxes or notice of Tax deficiency or other adjustment of Taxes of, or relating to, such Tax Matter. The Seller Representative shall have the right (but not the duty) to participate in the defense of such Tax Matter and to employ counsel, at Sellers’ expense, separate from counsel employed by the Buyer. The Buyer shall not enter into any settlement of or otherwise compromise any such Tax Matter to the extent that it adversely affects the Tax liability of the Sellers pursuant to Section 9.1 without the prior written consent of the Seller Representative, which consent shall not be unreasonably conditioned, withheld or delayed.

8.5 Section 338(h)(10) Election; Purchase Price Allocation.

(a) Buyer and the Kellogg Revocable Trust (or the Person from whom such trust is disregarded as separate for federal and, where applicable, state and local income Tax purposes) (as the sole shareholder of Elite Builder Services for federal income Tax purposes) shall jointly make a timely and effective election provided for by Section 338(h)(10) of the Code and Section l.338(h)(10)-1 of the Treasury Regulations and any comparable election under state and local Law with respect to the purchase of all of the issued and outstanding Equity Interests of Elite Builder Services (the “Section 338(h)(10) Election”). Buyer, the Sellers, and their respective Affiliates shall cooperate with each other to take all actions necessary and appropriate, including filing such additional forms, returns, elections, schedules and other documents as may be required to effect and preserve timely such elections in accordance with the provisions of Section 338(h)(10) of the Code and Section l.338(h)(10)-l of the Treasury Regulations (and any comparable provisions of state or local Law) or any successor provisions. If changes are required in any of these forms as a result of information which is first available after the date on which any such form is completed and executed, the parties will act in good faith to agree on such changes.

(b) The Purchase Price shall be allocated preliminarily among each Acquired Company in accordance with the methodology set forth on Exhibit G. As promptly as practicable following the Determination Date, the Buyer shall deliver to the Seller Representative, with respect to (i) Elite Builder Services as a result of the Section 338(h)(10) Election and (ii) any other entity that is a partnership or is disregarded as separate from its owner for U.S. federal income Tax purposes, a further allocation of the amounts preliminarily allocated to each such entity pursuant to the immediately preceding sentence (and

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including any other amounts that may be required to be taken into account, including any amounts treated as “consideration” under Treasury Regulations Section 1.1060-1(c)(1) and liabilities to the extent included in the amount realized for income Tax purposes) among the assets (or groups of such assets) of each such entity for income Tax purposes in accordance with Section 1060 of the Code (such allocation, the “Purchase Price Allocation”). Any disputes regarding the Purchase Price Allocation shall be resolved in accordance with the procedures set forth in Section 2.3(c), mutatis mutandis. Except as otherwise required by Law or pursuant to a “determination” under Section 1313(a) of the Code, the parties to this Agreement agree to act, and will cause their Affiliates to act, in accordance with such Purchase Price Allocation, as resolved hereunder, for all income Tax purposes, and no party to this Agreement will take any position inconsistent therewith in any Tax Returns or similar filings, any refund claim, any litigation, or otherwise.

(c) Within thirty (30) days of any extended due date for the federal income Tax Return of the Kellogg Revocable Trust (or the Person from whom such trust is disregarded as separate for federal and, where applicable, state and local income Tax purposes) for the taxable year that includes the Closing Date, or as promptly as practicable after the resolution of the Purchase Price Allocation, Kellogg, on behalf of the Kellogg Revocable Trust (or the Person from whom such trust is disregarded as separate for federal and, where applicable, state and local income Tax purposes), shall provide to the Buyer, for the Buyer’s review and comment, a schedule setting forth the computation of the Tax Gross-Up Amount, including sufficient supporting information to allow the Buyer to confirm such calculation. The calculations delivered by Kellogg will be final and binding on the parties unless the Buyer objects in writing within thirty (30) days after receipt thereof by delivering to Kellogg a detailed statement describing the basis for each objection along with the Buyer’s calculations of the Tax Gross-Up Amount. The parties shall use reasonable efforts to resolve any resulting dispute; provided, that if they are unable to do so within thirty (30) days following the Buyer’s notice to Kellogg that it disagrees with Kellogg’s calculation of the Tax Gross-Up Amount, any remaining disputes regarding the calculation of the Tax Gross-Up Amount shall be resolved in accordance with the procedures set forth in Section 2.3(c), mutatis mutandis.

(d) Promptly following the final determination of the Additional Income Taxes and the Tax Gross-Up Amount pursuant to Section 8.5(c), the Buyer will pay to the Kellogg Revocable Trust (as the sole shareholder of Elite Builder Services) the Tax Gross-Up Amount by wire transfer of immediately available funds in accordance with the wire instructions provided by Kellogg in writing.

8.6 Tax Sharing Agreements. All Tax sharing or allocation agreements, arrangements or similar Contracts with respect to or involving any Acquired Company will be terminated as of the Closing Date and, after the Closing Date, no Acquired Company will be bound thereby or have any liability thereunder.

8.7 Transfer Pricing; Tax Gross Up.

(a) In connection with the preparation of Tax Returns pursuant to Section 8.1, the Buyer and the Acquired Companies, on the one hand, and the Sellers, on the other hand, shall reasonably cooperate to establish a transfer pricing policy with respect to the Acquired Companies that, to the extent permitted by applicable Law, maximizes the taxable income of Flooring Liquidators and minimizes the taxable income of each other Acquired Company.

(b) In the event income of any Acquired Company, excluding any income resulting from the Section 338(h)(10) Election and excluding Flooring Liquidators, is allocated to, or properly reportable as income of, Kellogg or the Kellogg Revocable Trust for U.S. federal and state income Tax purposes for a taxable year ending on the Closing Date or within the calendar year that includes the Closing Date or the immediately preceding taxable year (in each case, as shown on a Tax Return filed pursuant to Section 8.1), the Buyer shall pay to Kellogg, as additional consideration for the

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Purchased Equity Interests transferred by the Kellogg Revocable Trust hereunder, an amount equal to such Tax plus any gross up required such as not to create any net income Tax increase to Kellogg or the Kellogg Revocable Trust as a result of the payment of such additional consideration. Any disputes regarding the amount payable pursuant to this Section 8.7(b) shall be resolved in accordance with the procedures of Section 2.3(c), mutatis mutandis.

ARTICLE 9:
REMEDIES

9.1 General Indemnification Obligation.

(a) Indemnification by the Sellers.

(i) The Sellers shall, jointly and severally, indemnify and hold harmless the Buyer, Parent, the Acquired Companies and their respective Affiliates, successors and assigns and their respective officers, directors, managers, employees, agents, shareholders, members and equityholders (each, a “Buyer Indemnitee”) from and against any and all losses, liabilities, claims, demands, damages, penalties, fines, judgments, awards, assessments, settlements, Taxes, loss of Tax benefits, costs, fees, expenses (including reasonable attorneys’ fees) and disbursements, including any and all consequential, special, exemplary and incidental damages, loss of future revenue or profits, diminution in value and multiple of earnings damages and punitive damages (but only to the extent such punitive damages are awarded to a third party in connection with a Liability Claim) (collectively “Losses”) based upon, arising out of or otherwise in respect of (A) any misrepresentation of, inaccuracy in or breach of any representation or warranty of the Sellers set forth in Article 5 of this Agreement (including any Schedule attached hereto and any certificates delivered pursuant hereto), (B) any breach of or failure to perform any covenant or agreement of the Seller Representative or, prior to the Closing, any Acquired Company set forth in this Agreement, (C) any Indebtedness of the Acquired Companies or Selling Expenses not fully paid on the Closing Date or not taken into account in the calculation of the Purchase Price, (D) (1) any Taxes (or the nonpayment thereof) of or with respect to any Acquired Company for any Pre-Closing Tax Period and any Pre-Closing Straddle Period; (2) any Taxes of any member of an affiliated, combined or unitary group of which any Acquired Company is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulation Section 1.1502-6 or any analogous or similar state, local or foreign Law; (3) any Taxes of any Person (other than the Acquired Companies) imposed on any Acquired Company as a transferee or successor, by contract or pursuant to any Law, which Taxes relate to an event or transaction occurring on or before the Closing Date; or (4) any invalidity of the Section 338(h)(10) Election, and (E) any other matter set forth on Schedule 9.1(a)(i).

(ii) Each Seller, severally with respect to such Seller only and not jointly, shall indemnify and hold harmless the Buyer Indemnitees from and against any and all Losses based upon, arising out of or otherwise in respect of (A) any misrepresentation of, inaccuracy in or breach of any representation or warranty of such Seller set forth in Article 4 of this Agreement (including any Schedule attached hereto and any certificates delivered pursuant hereto), and (B) any breach of or failure to perform the covenants or agreements of such Seller set forth in this Agreement.

(b) Indemnification by the Buyer. The Buyer shall indemnify and hold harmless the Sellers from and against any and all Losses based upon, arising out of or otherwise in respect of (i) any misrepresentation of, inaccuracy in or breach of any representation or warranty of the Buyer

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set forth in Article 6 of this Agreement (including any Schedule attached hereto and any certificates delivered pursuant hereto), and (ii) any breach of or failure to perform any covenant or agreement of the Buyer, Parent or, following the Closing, the Acquired Companies set forth in this Agreement.

(c) Materiality. For purposes of this Article 9, all references in this Agreement and the Schedules attached hereto to “material”, “material respects”, “material adverse effect” and similar qualifications or words of similar import shall be disregarded, including for purposes of (i) determining whether there has been a misrepresentation of, breach of or inaccuracy in any representation or warranty in this Agreement and (ii) calculating the amount of any Losses that are subject to indemnification under this Agreement.

9.2 Notice and Opportunity to Defend.

(a) Notice of Asserted Liability. As soon as is reasonably practicable after the Seller Representative, on the one hand, or a Buyer Indemnitee, on the other hand, becomes aware of any direct or third-party claim that such party has under Section 9.1 that may result in a Loss (a “Liability Claim”), such party (the “Indemnified Party”) shall give notice of such Liability Claim (a “Claim Notice”) to the other party (the “Indemnifying Party”). A Claim Notice must describe the Liability Claim in reasonable detail and must indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnified Party. No delay in or failure to give a Claim Notice by the Indemnified Party to the Indemnifying Party pursuant to this Section 9.2(a) will adversely affect any of the other rights or remedies that the Indemnified Party has under this Agreement or alter or relieve the Indemnifying Party of its obligation to indemnify the Indemnified Party, except to the extent that such delay or failure has materially prejudiced the Indemnifying Party.

(b) Opportunity to Defend. The Indemnifying Party has the right, exercisable by written notice to the Indemnified Party within fifteen (15) days after receipt of a Claim Notice from the Indemnified Party of the commencement or assertion of any Liability Claim in respect of which indemnity may be sought under this Article 9, to assume and conduct the defense of such Liability Claim in accordance with the limits set forth in this Agreement with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; provided, however, that the (i) defense of such Liability Claim by the Indemnifying Party will not, in the reasonable judgment of the Indemnified Party, have a material adverse effect on the Indemnified Party; (ii) Indemnifying Party has sufficient financial resources, in the reasonable judgment of the Indemnified Party, to satisfy the amount of any adverse monetary judgment that is reasonably likely to result; (iii) Liability Claim solely seeks (and continues to seek) monetary damages; (iv) the Liability Claim does not, based upon the remedy sought, have the potential to result in criminal liability of, or equitable remedies against, the Indemnified Party; (v) the Liability Claim does not involve or relate to any employee or contractor of any Acquired Company or any Material Customer or Material Suppler; and (vi) Indemnifying Party expressly agrees in writing to be fully responsible for all Losses relating to such Liability Claim (the conditions set forth in clauses (i) through (vi) are, collectively, the “Litigation Conditions”). If the Indemnifying Party does not assume the defense of a Liability Claim in accordance with this Section 9.2(b), the Indemnified Party may continue to defend the Liability Claim. If the Indemnifying Party has assumed the defense of a Liability Claim as provided in this Section 9.2(b), the Indemnifying Party will not be liable for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense of the Liability Claim; provided, however, that if (i) any of the Litigation Conditions ceases to be met or (ii) the Indemnifying Party fails to take reasonable steps necessary to defend diligently such Liability Claim, the Indemnified Party may assume its own defense, and the Indemnifying Party will be liable for all reasonable costs or expenses paid or incurred in connection

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with such defense. The Indemnifying Party or the Indemnified Party, as the case may be, has the right to participate in (but not control), at its own expense, the defense of any Liability Claim that the other is defending as provided in this Agreement. The Indemnifying Party, if it has assumed the defense of any Liability Claim as provided in this Agreement, may not, without the prior written consent of the Indemnified Party, consent to a settlement of, or the entry of any judgment arising from, any such Liability Claim that (A) does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party of a complete release from all liability in respect of such Liability Claim, (B) grants any injunctive or equitable relief or (C) may reasonably be expected to have an adverse effect on the affected business of the Indemnified Party. The Indemnified Party has the right to settle any Liability Claim, the defense of which has not been assumed by the Indemnifying Party.

9.3 Survivability; Limitations; Right to Assert Claims.

(a) Survivability. The representations and warranties of the Sellers and the Buyer contained in this Agreement will survive for a period ending on the eighteen (18) month anniversary of the Closing Date (the “Expiration Date”); provided, however, that (i) there will be no Expiration Date for any Liability Claim relating to fraud, intentional misrepresentation or a misrepresentation or breach of or inaccuracy in any of the Fundamental Representations; (ii) the Expiration Date for any Liability Claim relating to a misrepresentation or breach of or inaccuracy in the representations and warranties set forth in Section 5.7 (Taxes), Section 5.18 (Employee Benefit Plans) and Section 5.19 (Environmental) will be the date that is 90 days after the expiration of the statute of limitations applicable to the underlying subject matter, as extended, and (iii) any Liability Claim pending on any Expiration Date for which a Claim Notice has been given in accordance with Section 9.2 on or before such Expiration Date may continue to be asserted and indemnified against until such claim is finally resolved. All of the covenants and agreements of the Sellers, the Seller Representative and the Buyer contained in this Agreement will survive after the Closing Date until fully performed in accordance with their respective terms. It is the express intent of the parties that, if an applicable survival period as contemplated by this Section 9.3(a) is shorter (or longer) than the statute of limitations that would otherwise apply, then, by contract, the applicable statute of limitations shall be reduced to (or increased to) the survival period contemplated hereby. The parties further acknowledge and agree that the time periods set forth in this Section 9.3(a) for the assertion of claims under this Agreement are the result of arms’-length negotiation among the parties and that they intend for the time periods to be enforced as agreed by the parties.

(b) Certain Limitations.

(i) Notwithstanding anything to the contrary contained in this Article 9, the Sellers will not have any liability for indemnification pursuant to Section 9.1(a)(i)(A) or Section 9.1(a)(ii)(A) (other than for fraud, intentional misrepresentation, the Fundamental Representations and the representations and warranties set forth in Section 5.7 (Taxes), Section 5.18 (Employee Benefit Plans) and Section 5.19 (Environmental), for which the following limitation will not apply) until the aggregate amount of all such Losses sustained by the Buyer Indemnitees exceeds $637,500.00, in which case the Sellers will be jointly and severally liable for all such Losses exceeding such amount.

(ii) Notwithstanding anything to the contrary contained in this Article 9, the Sellers will have no liability for indemnification pursuant to Section 9.1(a)(i)(A) or Section 9.1(a)(ii)(A) (other than for fraud, intentional misrepresentation, the Fundamental Representations and the representations and warranties set forth in Section 5.7 (Taxes), Section 5.18 (Employee Benefit Plans) and Section 5.19 (Environmental), for which the

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following limitation will not apply) in excess of $7,500,000.00 in the aggregate. Notwithstanding anything to the contrary contained in this Article 9, the Sellers will have no liability for indemnification pursuant to Section 9.1(a)(i)(A) or Section 9.1(a)(ii)(A) for the Fundamental Representations and the representations and warranties set forth in Section 5.7 (Taxes), Section 5.18 (Employee Benefit Plans) and Section 5.19 (Environmental) in excess of the Enterprise Value.

(iii) The amount of indemnifiable Losses will be calculated net of any amounts actually recovered by the Indemnified Parties under any policy of insurance covering such Losses (without regard to any, and the Indemnifying Parties shall have no, obligation to replenish or repay such insurance proceeds pursuant to the terms of any applicable insurance policy, whether or not such replenishment or repayment is a result of subsequent claims and losses incurred).

(c) Right to Asset Claims. Notwithstanding anything to the contrary in this Agreement, the Sellers do not have any individual right to assert any Liability Claim under this Article 9, and any and all Liability Claims on behalf of the Sellers may be brought only by the Seller Representative, on behalf of all Sellers.

9.4 Manner of Payment; Release of Holdback Amount. With respect to any Losses for which any Buyer Indemnitee is entitled to indemnification under Section 9.1(a)(i) or Section 9.1(a)(ii), subject to the limitations set forth in Section 9.3(b), such Losses shall be satisfied, and the Buyer shall be entitled to recover the amount of such Losses, as follows: (a) first, from the Holdback Amount, until the Holdback Amount has been exhausted or otherwise released to the Sellers in accordance with this Section 9.4; (b) second, by offsetting the amount of such Losses (less any amounts satisfied and recovered under clause (a) above, but increased by any cancellation of indebtedness income incurred or otherwise payable by the Buyer or any Affiliate thereof for income Tax purposes as a result of offsetting against the Note & Guaranty pursuant hereto) against any amounts (including principal and interest) outstanding under the Note & Guaranty (which such offset amounts shall no longer be due or payable, or subject to further interest accrual, at any time thereafter and shall instead, for Tax purposes and otherwise, be deemed to have been paid by the Buyer to the Kellogg Trusts under the Note & Guaranty and then paid back to the Buyer by the Kellogg Trusts in satisfaction of the Sellers’ obligations pursuant to this Article 9); and (c) third, by seeking payment for such Losses (less the cumulative amounts satisfied and recovered under clauses (a) and (b) above) directly from the Sellers or the applicable Seller, as the case may be. On the date that is twelve (12) months after the Closing Date (the “Holdback Release Date”), the Buyer shall pay to the Seller Representative (on behalf of and for further distribution to the Sellers), by wire transfer of immediately available funds in accordance with wire instructions provided by the Seller Representative in writing, the Holdback Amount, less the sum of (i) any amounts satisfied and recovered, or to be satisfied and recovered, by the Buyer under clause (a) above, and (ii) the amount of cash reasonably necessary to satisfy any outstanding claim for indemnification by the Buyer Indemnitees for which a Claim Notice has been delivered to the Seller Representative on or prior to the Holdback Release Date. With respect to cash remaining in the Holdback Amount for outstanding claims for indemnification by the Buyer Indemnitees for which a Claim Notice has been delivered to the Seller Representative prior to the Holdback Release Date, upon the resolution of each such claim, such cash remaining in the Holdback Amount that is no longer needed to satisfy the remaining outstanding claims shall be paid by the Buyer to the Seller Representative (on behalf of and for further distribution to the Sellers), by wire transfer of immediately available funds in accordance with wire instructions provided by the Seller Representative in writing.

9.5 Contribution and Waiver. From and after the Closing, no Seller shall seek indemnification or contribution from any Acquired Company (including by reason of the fact that he, she or it was a director, officer, employee, or agent of any such entity or was serving at the request of any such

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entity as a partner, trustee, director, officer, employee, or agent of another entity) for any breaches or in respect of any other payments required to be made by the Sellers pursuant to this Agreement or the Transaction Documents.

9.6 Specific Performance. Each party’s obligations under this Agreement are unique. If any party should breach its covenants under this Agreement, then the parties acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-breaching party or parties, in addition to any other available rights or remedies, may sue in equity for specific performance, and each party expressly waives the defense that a remedy in damages will be adequate.

9.7 Adjustment to Purchase Price. Any indemnification payments made pursuant to this Article 9 will be treated as adjustments to the Purchase Price, unless otherwise required by Law.

9.8 Set-Off. If any of the Sellers is obligated to indemnify any Buyer Indemnitee or owes any amounts to any Buyer Indemnitee, then the Buyer will be entitled, in addition to any other right or remedy the Buyer or such Buyer Indemnitee may have, but subject to the limitations set forth in Section 9.3, if applicable, to exercise rights of set-off against any amounts due and payable by the Buyer or any of its Affiliates to such Seller or any of its Affiliates arising under this Agreement or any Transaction Document (including the Note & Guaranty) or that may thereafter be due and payable to such Seller or any of its Affiliates under this Agreement or any Transaction Document.

9.9 Non-Recourse. No Person who is not a party to this Agreement, including any Affiliate of any party to this Agreement or any past, present or future director, manager, officer, employee, incorporator, member, partner, direct or indirect equityholder, agent, attorney or representative of any party or of any party’s Affiliates have any liability for any obligations or liabilities under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby, in each case, other than in the event of fraud. For avoidance of doubt, this Section shall not limit, impair or otherwise affect the obligations or liabilities of any of the foregoing Persons under this Agreement in such Person’s capacity as a party to this Agreement.

ARTICLE 10:
PARENT COMMON STOCK

10.1 Compliance with Law. The Kellogg NING acknowledges that the issuance of the Parent Common Stock to be issued to the Kellogg NING under this Agreement has not been and will not be registered under the Securities Act and that such Parent Common Stock may not be offered for resale or resold without compliance with applicable securities Laws. The Kellogg NING covenants, warrants and represents that none of the Parent Common Stock will be, directly or indirectly, offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of except after full compliance with all of the applicable provisions of the applicable securities Laws and the rules and regulations of the SEC and any applicable state securities regulatory authority (including holding the Parent Common Stock for at least six (6) months or such other period as required by Rule 144 under the Securities Act). Any certificates representing the Parent Common Stock shall bear substantially the following legend:

These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. These securities may not be sold or offered for sale, pledged, hypothecated or otherwise transferred, except (i) pursuant to effective registration under the Securities Act and any applicable state securities laws or (ii) pursuant to an available exemption from such registration.

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Hedging transactions may not be conducted with respect to these securities unless in compliance with the Securities Act.

The Kellogg NING consents to Parent making a notation on its records or giving stop transfer or other instructions to any transfer agent of Parent in order to implement the restrictions on transfer of the Parent Common Stock set forth in this Article 10.

10.2 Restriction on Sale or Other Transfer of Parent Common Stock. The Kellogg NING covenants, agrees, warrants and represents that, with respect to the Stock Consideration received, (a) for the period beginning on the Closing Date and ending (i) with respect to fifty percent (50%) of such Stock Consideration, one (1) year following the date of issuance after the Closing Date and (ii) with respect to the other fifty percent (50%) of such Stock Consideration, two (2) years following the date of issuance after the Closing Date (as applicable, the “Lock-up Period”), the Kellogg NING shall not, directly or indirectly transfer, sell, pledge, gift or otherwise dispose of or encumber any of such shares of Parent Common Stock, and (b) for the period beginning on the Closing Date and ending upon the expiration of the two (2) year Lock-up Period, the Kellogg NING shall not, directly or indirectly, engage in any put, call, short-sale, hedge, straddle, forward sale or similar transaction with respect to one hundred percent (100%) of such Stock Consideration or any other securities of Parent. Without limiting the generality of the foregoing, after the applicable Lock-up Period, such Parent Common Stock may be offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of, directly or indirectly, only after full compliance with all of the applicable provisions of the applicable securities Laws. Any certificates representing the Parent Common Stock shall bear the following legend, which shall reflect the Lock-up Period, in addition to the legend under Section 10.1:

These securities are subject to a contractual restriction on transfer and may not be offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of during the period of such contractual restriction without the prior written consent of Live Ventures Incorporated.

10.3 Insider Trading. The Sellers, individually and on behalf of the Acquired Companies, acknowledge that they, as well as other personnel at the Acquired Companies, may become aware of “material nonpublic information” (as defined under applicable securities Laws) regarding Parent and its Affiliates, including the transactions contemplated by this Agreement. Each Seller understands and will communicate to Persons having knowledge of any such information, that applicable securities Laws prohibit trading in securities of Parent while in possession of any such material nonpublic information and restrict the disclosure of such information to others.

ARTICLE 11:
MISCELLANEOUS

11.1 General Release. Each Seller, on his, her or its own behalf and on behalf of such Seller’s heirs, beneficiaries, successors, assigns and Affiliates (together with such Seller, the “Releasing Party”), voluntarily, unconditionally, fully, finally, completely, knowingly and irrevocably releases and forever discharges the Acquired Companies and their respective officers, directors, managers, employees, parents and Affiliates (that currently exist or may exist in the future), successors, assigns and predecessors and their present and former owners, Sellers, directors, managers, officers, employees, agents, attorneys, representatives, successors, beneficiaries, heirs and assigns, individually and collectively (the “Released Parties”) from, against and with respect to any and all actions, agreements, amounts, claims, damages, expenses, Losses, accounts, causes of action, complaints, charges, covenants, contracts, costs, demands, debts, defenses, duties, executions, fees, injuries, interest, judgments, liabilities, obligations, penalties, promises, reimbursements, remedies, suits, sums of money, torts of whatever kind or character, and

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obligations of every kind, nature or description, known or unknown, arising or existing prior to the Closing whether in law, equity or otherwise, direct or indirect, fixed or contingent, foreseeable or unforeseeable, liquidated or unliquidated, known or unknown, matured or unmatured, absolute or contingent, determined or determinable, that such Releasing Party ever had, now has, or may hereafter have or acquire, against such Released Party that arises out of or in any way relates, directly or indirectly, to any matter, cause or thing, act or failure to act whatsoever occurring at any time on or prior to the Closing (collectively, a “Claim”), except for any Claims arising under or in connection with this Agreement or the Transaction Documents. Each Releasing Party irrevocably covenants that such Releasing Party shall not, directly or indirectly, sue, commence any proceeding against, or make any demand upon any Released Party in respect of any of the Claims released and discharged pursuant to this Section 11.1. Each Releasing Party is aware that such Releasing Party may hereafter discover claims or facts in addition to or different from those such Releasing Party now knows or believes to be true with respect to the matters related in this Section 11.1. Nevertheless, it is each Releasing Party’s intention to fully, finally, and forever settle and release all Claims released and discharged pursuant to this Section 11.1, which now exist, heretofore have existed, or arise in the future. In furtherance of such intention, the releases given in this Section 11.1 will remain in effect as full and complete releases of all such Claims notwithstanding the discovery or existence of any additional or different claims or facts related thereto. Each Releasing Party hereby represents to the Released Parties that such Releasing Party has not voluntarily or involuntarily assigned or transferred or purported to assign or transfer to any Person any Claims and that no Person other than such Releasing Party has any interest in any Claims by Law or Contract by virtue of any action or inaction by such Releasing Party. The invalidity or unenforceability of any part of this Section 11.1 shall not affect the validity or enforceability of the remainder of this Section 11.1 which shall remain in full force and effect.

11.2 Expenses. Except as otherwise expressly provided in this Agreement, each of the parties shall bear their respective expenses incurred or to be incurred in connection with the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

11.3 No Assignment; Successors and Assigns; Third Party Beneficiaries. No party hereto may assign its rights and obligations under this Agreement without the prior written consent of (a) the Buyer, in the case of any assignment by the Seller Representative or any Seller, or (b) the Seller Representative, in the case of any assignment by the Buyer. Notwithstanding the foregoing, the Buyer may, without the consent of or notice to the Seller Representative or any Seller, assign its rights and obligations under this Agreement (i) to any Affiliate of the Buyer, (ii) to any lender of the Buyer or any of its Affiliates for collateral security purposes or (iii) to a purchaser of all or substantially all of the assets of the Buyer, such Affiliate or any Acquired Company; provided, that no such assignment shall relieve the Buyer of its obligations hereunder. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly contemplated by Article 9, each party hereto intends that this Agreement does not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

11.4 Headings. The headings contained in this Agreement are included for purposes of convenience only, and do not affect the meaning or interpretation of this Agreement.

11.5 Integration, Modification and Waiver. This Agreement, together with the Transaction Documents, exhibits, schedules and certificates or other instruments delivered under this Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior understandings of the parties. No supplement, modification or amendment of this Agreement will be binding unless executed in writing by the Buyer and the Seller Representative. No waiver of any of the provisions of this Agreement will be deemed to be or will constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

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11.6 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if drafted jointly by the parties and no presumption or burden of proof must arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) all references to the preamble, recitals, Sections, Articles or Schedules are to the preamble, recitals, Sections, Articles or Schedules of or to this Agreement; (b) the words “herein”, “hereto”, “hereof” and words of similar import refer to this Agreement as a whole and not to any particular section or paragraph hereof; (c) masculine gender shall also include the feminine and neutral genders, and vice versa; (d) words importing the singular shall also include the plural, and vice versa; (e) the words “include”, “including” and “or” shall mean without limitation by reason of enumeration; (f) all references to “$” or dollar amounts are to lawful currency of the United States of America; (g) any reference to any federal, state, local or foreign Law will be deemed also to refer to all rules and regulations promulgated thereunder; and (h) the phrase “made available” or words of similar import shall mean that such documents or materials were present in the electronic data room provided for the transactions contemplated by this Agreement as of 12:01 a.m. Pacific Time at least two (2) Business Days prior to the Closing Date.

11.7 Severability. Any term or provision of this Agreement that is adjudged invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is adjudged so broad as to be unenforceable, such provision will be interpreted to be only as broad as is enforceable.

11.8 Notices. All notices and other communications required or permitted under this Agreement must be in writing and will be deemed to have been duly given (a) when delivered in person, (b) when sent by electronic mail (upon confirmation of successful electronic transmission), (c) one (1) business day after having been dispatched by a nationally recognized overnight courier service or (d) five (5) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, to the appropriate party at the address or email address specified below:

If to the Seller Representative, on behalf of the Sellers:

Stephen J. Kellogg

6806 Corte De Las Palmas

Modesto, CA 95356

Email: steve@flooringliquidators.net

with a copy (which shall not constitute notice) to:

Berliner Cohen LLP

10 Almaden Blvd., 11th Floor

San Jose, CA 95113

Attention: Jay Landrum; Kevin Kelley

Email: Jay.Landrum@berliner.com; Kevin.Kelley@berliner.com

If to the Buyer:

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c/o Live Ventures Incorporated

325 E. Warm Springs Road, Suite #102

Las Vegas, Nevada 89119

Attention: Eric Althofer

Email: ealthofer@liveventures.com

with a copy (which shall not constitute notice) to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, NC 28202

Attention: Rick Giovannelli; Aaron Rothman; Kevin A. McKibbin

Email: Rick.Giovannelli@klgates.com; Aaron.Rothman@klgates.com; Kevin.McKibbin@klgates.com

Any party may change its address or email address for the purposes of this Section 11.8 by giving notice as provided in this Agreement.

11.9 Governing Law. This Agreement and any dispute or controversy related to this Agreement or the transactions contemplated hereby are to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its principles of conflict of laws.

11.10 Consent to Jurisdiction and Service of Process. Except for the matters to be decided by the Accounting Firm pursuant to Section 2.3(c), the parties hereto hereby submit to the exclusive jurisdiction of the Delaware Court of Chancery or, if jurisdiction is unavailable in the Delaware Court of Chancery, the courts of the United States located in the State of Delaware or, if jurisdiction is unavailable in the courts of the United States located in the State of Delaware, the Delaware Superior Court, in each case, in respect of the interpretation and enforcement of the provisions of this Agreement and the Transaction Documents and any dispute or controversy related to this Agreement and any Transaction Document or the transactions contemplated hereby or thereby and hereby waive, and agree not to assert, any defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement and any Transaction Document or any dispute or controversy related to this Agreement and any Transaction Document or the transactions contemplated hereby or thereby, that they are not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that this Agreement may not be enforced in or by such courts or that their property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper. Service of process with respect thereto may be made upon the Buyer, the Seller Representative or the Sellers by mailing a copy thereof by registered or certified mail, postage prepaid, to such party at its address as provided in Section 11.8 hereof.

11.11 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BASED UPON, ARISING OUT OF OR OTHERWISE IN RESPECT OF THIS AGREEMENT OR THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

11.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including documents in Adobe PDF format) will be effective as delivery of a manually executed counterpart to this Agreement.

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11.13 Seller Representative. Kellogg is hereby constituted and appointed as agent and attorney-in-fact for and on behalf of the other Sellers and is the Seller Representative for all purposes under this Agreement. Without limiting the generality of the foregoing, the Seller Representative has full power and authority, on behalf of each Seller and his, her or its successors and permitted assigns, to: (i) interpret the terms and provisions of this Agreement and the Transaction Documents to be executed and delivered by the Sellers in connection herewith; (ii) execute and deliver and receive deliveries of all agreements, certificates, statements, notices, approvals, extensions, waivers, undertakings, amendments and other documents required or permitted to be given in connection with the consummation of the transactions contemplated by this Agreement; (iii) receive service of process in connection with any claims under this Agreement; (iv) agree to, negotiate and enter into settlements and compromises of, and assume the defense of, claims, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such claims, and take all actions necessary or appropriate in the judgment of the Seller Representative for the accomplishment of the foregoing; (v) give and receive notices and communications; (vi) take all actions necessary or appropriate in the judgment of the Seller Representative on behalf of the Sellers in connection with this Agreement; (vii) make any determinations and settle any matters in connection with the adjustments to the Purchase Price in Section 2.3; (viii) authorize delivery to any Buyer Indemnitee of any funds in satisfaction of claims brought by any Buyer Indemnitee for Losses; and (ix) deduct, hold back or redirect any funds, which may be payable to any Seller pursuant to the terms of this Agreement or any Transaction Documents executed and delivered in connection herewith in order to pay, or establish a reserve for, (A) any amount that may be payable by such Seller hereunder or (B) any costs, fees, expenses and other liabilities incurred by the Seller Representative (in its capacity as such) in connection with this Agreement or its rights or obligations hereunder.

[Signatures on the Following Page]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

BUYER:

FLOORING AFFILIATED HOLDINGS, LLC

By:

Name:

Title:

SOLELY FOR PURPOSES OF SECTION 3.4 OF THE AGREEMENT:

PARENT:

LIVE VENTURES INCORPORATED

By:

Name:

Title:

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SELLERS:

Stephen J. Kellogg, on behalf of himself, individually, and as trustee of the Stephen J. Kellogg Revocable Trust Dated April 17, 2015

Joseph Blaylock, an authorized signatory of Premier Trust Inc., trustee of each of (i) the Kaitlyn Kellogg 2022 Irrevocable Trust, (ii) the Augustus Kellogg 2022 Irrevocable Trust, and (iii) the Kellogg 2022 Family Irrevocable Nevada Trust

Kimberly M. Kellogg, on behalf of herself, individually, and as trustee of the Kimberly M. Kellogg Revocable Trust Dated June 20, 2016

Rene Llamas, on behalf of himself, individually, and as trustee of The Llamas 2015 Revocable Trust Dated September 9, 2015

Ryan Burns

The undersigned hereby agrees to serve as the Seller Representative under and in connection with this Agreement, and hereby agrees to act and perform his obligations thereunder.

Stephen J. Kellogg

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EXHIBIT A

SELLERS

1. Stephen J. Kellogg

2. Stephen J. Kellogg Revocable Trust Dated April 17, 2015

3. Kaitlyn Kellogg 2022 Irrevocable Trust

4. Augustus Kellogg 2022 Irrevocable Trust

5. Kellogg 2022 Family Irrevocable Nevada Trust

6. Kimberly M. Hendrick

7. Kimberly M. Kellogg Revocable Trust Dated June 20, 2016

8. Rene Llamas

9. The Llamas 2015 Revocable Trust Dated September 9, 2015

10. Ryan Burns

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EXHIBIT B

FORM OF NOTE & GUARANTY

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EXHIBIT C-1

FORM OF EMPLOYMENT AGREEMENT (STEPHEN J. KELLOGG)

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EXHIBIT C-2

FORM OF EMPLOYMENT AGREEMENT (Benjamin Rowe)

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EXHIBIT D

FORM OF RESTRICTIVE COVENANT AGREEMENT

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EXHIBIT E

FORM OF RESTATED LEASE

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EXHIBIT F

RESTRICTED STOCK UNIT AGREEMENT

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EXHIBIT G

ALLOCATION AMONG ACQUIRED COMPANIES

The Purchase Price shall be allocated preliminarily among each Acquired Company in accordance with the methodology set forth below. Any increases or decreases to the Purchase Price shall be allocated proportionately among each Acquired Company.

Acquired Company	Value
Flooring Liquidators, Inc.	$53,350,000
Elite Builder Services, Inc.	$28,250,000
7 Day Stone, Inc.	$1,500,000
Floorable, LLC	$100,000
K2L Leasing, LLC	$300,000
SJ & K Equipment, Inc.	$1,500,000

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